EXHIBIT 99.1



              ARCH COAL, INC. AND SUBSIDIARIES EMPLOYEE THRIFT PLAN

                                TABLE OF CONTENTS
                                                                         PAGE

SECTION 1   NAME OF PLAN......................................................1

SECTION 2   DEFINITIONS.......................................................2
  2.1    "ARCH COAL STOCK FUND"...............................................2
  2.2    "BOARD"..............................................................2
  2.3    "BREAK IN SERVICE"...................................................2
  2.4    "CODE"...............................................................3
  2.5    "COMMITTEE"..........................................................3
  2.6    "COMPANY"............................................................3
  2.7    "COMPENSATION".......................................................3
  2.8    "CONTROLLED GROUP"...................................................5
  2.9    "DAYS OF PARTICIPATION"..............................................5
  2.10   "DAYS OF SERVICE"....................................................6
  2.11   "DISABILITY RETIREMENT DATE".........................................6
  2.12   "EARLY RETIREMENT DATE"..............................................7
  2.13   "EMPLOYEE"...........................................................7
  2.14   "EMPLOYER"...........................................................7
  2.15   "FIVE PERCENT OWNER".................................................8
  2.16   "HOUR OF EMPLOYMENT".................................................8
  2.17   "INVESTMENT MANAGER(S)"..............................................8
  2.18   "NORMAL RETIREMENT DATE".............................................8
  2.19   "PARTICIPANT"........................................................8
  2.20   "PLAN"...............................................................8
  2.21   "PLAN ADMINISTRATOR".................................................8
  2.22   "PLAN YEAR"..........................................................8
  2.23   "QUALIFIED PLAN".....................................................9
  2.24   "SERVICE PERIOD".....................................................9
  2.25   "SEVERANCE DATE".....................................................9
  2.26   "SEVERANCE PERIOD"...................................................9
  2.27   "TRUST AGREEMENT"....................................................9
  2.28   "TRUSTEE"...........................................................10
  2.29   "TRUST FUND"........................................................10
  2.30   "VALUATION DATE"....................................................10

SECTION 3   ELIGIBILITY......................................................11
  3.1   IN GENERAL...........................................................11
  3.2   NEW PARTICIPANTS.....................................................11
  3.3   FORMER PARTICIPANTS..................................................11
  3.4   CESSATION OF PARTICIPATION...........................................11
  3.5   REQUIREMENTS FOR PARTICIPATION.......................................11

SECTION 4   CONTRIBUTIONS....................................................12
  4.1   BASIC PAYROLL REDUCTION CONTRIBUTIONS................................12
  4.2   ADDITIONAL PAYROLL REDUCTION CONTRIBUTIONS...........................13
  4.3   MAXIMUM PAYROLL REDUCTION CONTRIBUTION...............................13
  4.4   EMPLOYER CONTRIBUTIONS...............................................14
  4.5   ELECTIONS............................................................15
  4.6   CHANGES IN AND SUSPENSION OF CONTRIBUTIONS...........................15
  4.7   TAX DEDUCTIONS.......................................................16
  4.8   ROLLOVER CONTRIBUTIONS AND TRANSFERS.................................17
  4.9   PAYMENT OF CONTRIBUTIONS.............................................18

SECTION 5   DISTRIBUTIONS OF EXCESS AMOUNTS..................................19


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  5.1   DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS............................19
  5.2   LIMITATIONS ON PRE-TAX CONTRIBUTIONS FOR HIGHLY COMPENSATED
        EMPLOYEES............................................................19
  5.3   LIMITATIONS ON AFTER-TAX AND MATCHING CONTRIBUTIONS FOR HIGHLY
        COMPENSATED EMPLOYEES................................................23
  5.4   LIMITATIONS ON MULTIPLE USE OF ALTERNATIVE LIMITATION................25
  5.5   DEFINITIONS AND SPECIAL RULES........................................26
  5.6   ELECTION TO TREAT QUALIFIED NONELECTIVE CONTRIBUTIONS AND QUALIFIED
        MATCHING CONTRIBUTIONS AS ELECTIVE DEFERRALS.........................36
  5.7   ELECTION TO TREAT QUALIFIED NONELECTIVE CONTRIBUTIONS AND ELECTIVE
        DEFERRALS AS MATCHING CONTRIBUTIONS..................................38

SECTION 6   WITHDRAWALS AND LOANS............................................40
  6.1   WITHDRAWALS..........................................................40
  6.2   LOANS................................................................44

SECTION 7   INVESTMENT OF ACCOUNTS...........................................48
  7.1   PARTICIPANT'S SELECTION OF INVESTMENT FUND...........................48
  7.2   CHANGES IN INVESTMENT DIRECTION......................................48
  7.3   TRANSFERS BETWEEN FUNDS..............................................48
  7.4   PARTICIPANT'S FAILURE TO SPECIFY INVESTMENT OPTION...................49

SECTION 8   ALLOCATION.......................................................50
  8.1   ESTABLISHMENT OF ACCOUNTS............................................50
  8.2   PURCHASE OF UNITS AND ALLOCATION OF EARNINGS, LOSSES AND EXPENSES....51

SECTION 9   DISTRIBUTIONS AT RETIREMENT......................................52
  9.1   NORMAL RETIREMENT DISTRIBUTIONS......................................52
  9.2   EARLY RETIREMENT DISTRIBUTIONS.......................................52
  9.3   REQUIRED MINIMUM DISTRIBUTIONS.......................................54
  9.4   REQUIRED BEGINNING DATE..............................................55
  9.5   NOTIFICATION OF ELIGIBILITY TO RECEIVE AND CONSENT TO EARLY
        RETIREMENT BENEFITS..................................................55
  9.6   WAIVER OF NOTICE.....................................................56
  9.7   DEFERRAL OF DISTRIBUTION.............................................56
  9.8   INSTALLMENT OPTION...................................................57

SECTION 10   DISTRIBUTIONS AT DISABILITY.....................................58
  10.1   DISTRIBUTIONS UPON DISABILITY.......................................58
  10.2   DETERMINATION OF DISABILITY.........................................60
  10.3   PURPOSE OF DISABILITY PAYMENTS......................................60
  10.4   NOTIFICATION OF ELIGIBILITY TO RECEIVE AND CONSENT TO DISABILITY
         BENEFITS............................................................61
  10.5   WAIVER OF NOTICE....................................................61
  10.6   DEFERRAL OF DISTRIBUTION TO REQUIRED BEGINNING DATE.................62

SECTION 11   DISTRIBUTIONS AT TERMINATION OF EMPLOYMENT (VESTING)............63
  11.1   DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT........................63
  11.2   DETERMINATION OF VESTED PORTION.....................................64
  11.3   FORFEITURES.........................................................65
  11.4   BUY-BACK............................................................65
  11.5   NOTIFICATION OF ELIGIBILITY TO RECEIVE AND CONSENT TO VESTED
         BENFITS.............................................................66
  11.6   WAIVER OF NOTICE....................................................66
  11.7   DEFERRAL OF DISTRIBUTION TO REQUIRED BEGINNING DATE.................67

SECTION 12   DISTRIBUTIONS AT DEATH..........................................68
  12.1   DISTRIBUTIONS UPON DEATH............................................68
  12.2   DISTRIBUTION TO SPOUSE..............................................68
  12.3   DESIGNATION OF BENEFICIARY..........................................69
  12.4   BENEFICIARY NOT DESIGNATED..........................................69
  12.5   SPOUSAL CONSENT TO DESIGNATION OF BENEFICIARY.......................69

SECTION 13   LEAVES OF ABSENCE AND TRANSFERS.................................70
  13.1   MILITARY LEAVE OF ABSENCE...........................................70
  13.2   OTHER LEAVES OF ABSENCE.............................................70
  13.3   TRANSFERS...........................................................71

SECTION 14   TRUSTEE.........................................................74

SECTION 15   CLAIMS PROCEDURE................................................75
  15.1   CLAIM...............................................................75
  15.2   CLAIM DECISION......................................................75

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
  15.3   REQUEST FOR REVIEW..................................................76
  15.4   REVIEW ON APPEAL....................................................76

SECTION 16   AMENDMENT OR TERMINATION........................................78

SECTION 17   TOP-HEAVY DEFINITIONS...........................................79
  17.1   "ACCRUED BENEFITS"..................................................79
  17.2   "BENEFICIARIES".....................................................79
  17.3   "DETERMINATION DATE"................................................79
  17.4   "FORMER KEY EMPLOYEE"...............................................79
  17.5   "KEY EMPLOYEE"......................................................79
  17.6   "NON-KEY EMPLOYEE"..................................................80
  17.7   "PERMISSIVE AGGREGATION GROUP"......................................80
  17.8   "REQUIRED AGGREGATION GROUP"........................................80
  17.9   "SUPER TOP-HEAVY GROUP".............................................81
  17.10  "TOP-HEAVY COMPENSATION"............................................82
  17.11  "TOP-HEAVY GROUP"...................................................82

SECTION 18   TOP-HEAVY RULES.................................................84
  18.1   SPECIAL TOP-HEAVY RULES.............................................84
  18.2   MINIMUM ALLOCATION IF PLAN IS PART OF TOP-HEAVY GROUP...............84
  18.3   ADJUSTMENTS IN SECTION 415 LIMITS...................................85

SECTION 19   MISCELLANEOUS...................................................86
  19.1   PARTICIPANTS' RIGHTS................................................86
  19.2   SPENDTHRIFT CLAUSE..................................................86
  19.3   DELEGATION OF AUTHORITY BY EMPLOYER.................................86
  19.4   DISTRIBUTIONS TO MINORS.............................................86
  19.5   CONSTRUCTION OF PLAN................................................87
  19.6   GENDER AND NUMBER...................................................87
  19.7   SEPARABILITY OF PROVISIONS..........................................87
  19.8   DIVERSION OF ASSETS.................................................87
  19.9   SERVICE OF PROCESS..................................................88
  19.10  MERGER..............................................................88
  19.11  BENEFIT LIMITATION..................................................89
  19.12  COMMENCEMENT OF BENEFITS............................................90
  19.13  QUALIFIED DOMESTIC RELATIONS ORDER..................................92
  19.14  WRITTEN EXPLANATION OF ROLLOVER TREATMENT...........................95
  19.15  LEASED EMPLOYEES....................................................96
  19.16  SPECIAL DISTRIBUTION OPTION.........................................96
  19.17  LIMITATIONS ON SPECIAL DISTRIBUTIONS OPTIONS........................98

              ARCH COAL, INC. AND SUBSIDIARIES EMPLOYEE THRIFT PLAN

                                    SECTION 1
                                  NAME OF PLAN

            The Plan created in accordance with the terms hereof shall be known as the "Arch Coal, Inc. and Subsidiaries Employee Thrift Plan." The Plan will be considered a profit sharing plan even thought contributions are not dependent on profits.

                                    SECTION 2
                                   DEFINITIONS

           2.1 "ARCH COAL STOCK FUND" means that portion of the Trust Fund which will be separately held and invested by the Trustee in accordance with the terms of the Trust in the common stock of Arch Coal, Inc.

           2.2    "BOARD" means the board of directors of the Company.

           2.3 "BREAK IN SERVICE" means any twelve consecutive month Severance Period. If a person's employment with the Employer is terminated on or before June 30, 1985, when he has no nonforfeitable right to a benefit derived from Employer contributions under the Plan and if as of June 30, 1985, the number of days in the Employee's Severance Period equals or exceeds his years of service, whether or not consecutive, completed before such Severance Period, any Days of Participation and Days of Service accrued prior to such Break in Service shall be disregarded. If any other person's employment with the Employer is terminated when he has no nonforfeitable right to a benefit derived from Employer contributions under the Plan and the number of days in the Employee's Severance Period equals or exceeds the greater of five years or his years of service, whether or not consecutive, completed before such Severance Period, any Days of Participation and Days of Service accrued prior to such termination of employment will be disregarded. In computing the aggregate number of Days of Service prior to such

Break in Service, Days of Service which could have been disregarded under this Section by reason of any prior Break in Service shall be disregarded. If an Employee is absent from work and incurs one or more Breaks in Service because of the Employee's pregnancy, birth or adoption of the Employee's child or caring for the newborn or newly adopted child by such Employee, the first such Break in Service which would otherwise be incurred under this Section shall be disregarded.

           2.4    "CODE" means the Internal Revenue Code of 1986, as amended.

           2.5 "COMMITTEE" means the three individuals appointed by the Plan Administrator to review claims made pursuant to Section 15.

           2.6    "COMPANY" means Arch Coal, Inc., a Delaware Corporation.

           2.7 "COMPENSATION" means any amount paid to an Employee during the Plan Year for services rendered while a Participant which constitutes:

            (a)   regular salary,

            (b)   regular wages,

            (c)   overtime pay,

            (d) amounts contributed through a salary reduction arrangement to a Qualified Plan which meets the requirements of Section 401(k) of the Code,

            (e)   earned vacation pay.

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

Compensation shall not include any other item not specifically listed above. Items excluded from Compensation include, but are not necessarily limited to:

            (a)   severance payments,

            (b)   separation payments,

            (c)   mileage allowance,

            (d)   automobile allowance,

            (e)   relocation allowance and reimbursements,

            (f)   educational reimbursements,

            (g)   imputed income on life insurance,

            (h)   other miscellaneous allowances,

            (i) any amounts deferred or paid under the Arch Coal Incentive Compensation Plan,

            (j)   any   amounts  deferred   or   paid   under   the Arch Mineral
                  Corporation Performance Unit Plan,

            (k) any amounts deferred or paid under any award or program based on increases in the assets of the Company,

            (l)   benefits paid under any long-term incentive program,

            (m)   housing allowances,

            (n)   tax gross-ups,

            (o)   foreign goods and services differentials,

            (p)   quarterly safety awards,

            (q)   accrued vacation pay,


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

            (r)   Office of the Chairman special achievement awards,

            (s)   gain sharing awards,

            (t)   strike pay, or

            (u) Employer contributions to or benefits under this Plan or any other Qualified Plan.

Compensation  for any  calendar  year in excess of the amount  described in Code
Section 401(a)(17) shall be disregarded. In the case of an Employee who is a Five Percent Owner or one of the ten persons paid the highest remuneration (as defined in Code Section 415(c)(3)) by the Controlled Group during the Plan Year, the Compensation of such Employee for such Plan Year shall be reduced to the extent necessary such that the aggregate Compensation paid during the Plan Year to the Employee, the Employee's spouse, and to any of the Employee's lineal descendants who have not attained age 19 before the close of the Plan Year is limited to the amount in Code Section 401(a)(17).

           2.8 "CONTROLLED GROUP" means the Company and all other entities required to be aggregated with the Company under Sections 414(b), (c), or (m) of the Code or the regulations issued pursuant to Section 414(o) of the Code. For purposes of Section 19.11, in determining which entities shall be aggregated under Section 414(b) or (c) of the Code, the modifications made by Section 415(h) of the Code shall be applied.

           2.9 "DAYS OF PARTICIPATION" means the total number of days in an Employee's Service Periods which fall within a month of the year during which the Employee elected to make a contribution under Section 4.1. A Participant shall accrue one year of participation for each 365 Days of Participation (whether or not consecutive).

           2.10 "DAYS OF SERVICE" means the total number of days in a person's Service Periods, whether or not such periods were completed consecutively, reduced by the total number of days occurring in such Service Periods which fall within a month of the year during which the person had an opportunity to make a contribution under Section 4.1 and failed to do so. Days of Service shall also include the number of days in all Severance Periods, if any, in which:

                  (a) The Employee severs from service by reason of quit, discharge or retirement and immediately prior to such quit, discharge or retirement was not absent from service if the Employee performs an Hour of Employment within twelve months of the date of such severance; or

                  (b) Notwithstanding (a) above, the Employee severs from service by reason of quit, discharge or retirement during an absence from service of twelve months or less for any reason other than a quit, discharge, retirement or death if the Employee performs an Hour of Employment within twelve months of the date on which the Employee was first absent from service.

            A Participant shall accrue one year of service for each 365 Days of Service (whether or not consecutive).

           2.11   "DISABILITY   RETIREMENT  DATE"  means  the  date  on
which a Participant is determined by the Plan Administrator to be permanently and totally disabled in accordance with Section 10.2 and has terminated his employment.

           2.12 "EARLY RETIREMENT DATE" means the date on which a Participant terminates his employment with the Employer (except by death) after completion of ten (10) years of Service provided such date is on or after such Participant's 55th birthday but before his 65th birthday.

           2.13 "EMPLOYEE" means any full-time (as defined in the Employer's employment practices) salaried person employed by an Employer, and any full-time hourly person employed by an Employer who is designated in a resolution of the board of directors of such Employer as covered under the Plan, other than:

                  (i) an individual covered by another defined contribution plan maintained by the Employer;

                  (ii) a person who is eligible to participate in the Ashland Coal, Inc. Employee Thrift Plan; or

                  (iii) a member of a collective bargaining unit for which either

                         (a) a separate retirement plan has been established pursuant to collective bargaining negotiations; or

                         (b) no separate plan has been established after collective bargaining which has included discussion of retirement benefits, unless such collective bargaining provided for coverage under this Plan.

           2.14 "EMPLOYER" means the Company or any other member of the Controlled Group which has, with the consent of the Board, adopted the Plan.

           2.15 "FIVE PERCENT OWNER" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent of the outstanding stock of any corporation in the Controlled Group or stock possessing more than five percent of the total combined voting power of all stock of any corporation in the Controlled Group or who owns more than five percent of the capital or profits interest of any unincorporated entity in the Controlled Group.

           2.16 "HOUR OF EMPLOYMENT" means an hour for which a person is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties.

           2.17   "INVESTMENT MANAGER(S)"   means  any  investment  manager  or
managers under the Trust Agreement.

           2.18 "NORMAL RETIREMENT DATE" means the date on which a Participant terminates his employment with the Employer (except by death or permanent and total disability as defined in Section 10.2) provided such date is on or after such Participant's 65th birthday.

           2.19   "PARTICIPANT"   means  an  Employee  who  has   satisfied  the
eligibility requirements of Section 3 and who has elected to participate in the Plan.

           2.20 "PLAN" means this Arch Coal, Inc. and Subsidiaries Employee Thrift Plan.

           2.21   "PLAN  ADMINISTRATOR"   means   the   Vice  President -  Human
Resources of the Company.

           2.22   "PLAN YEAR" means:

                  (a) prior to July 1, 1989, the 12-month period commencing on July 1 and ending on June 30;

                  (b) the short year from July 1, 1989 through December 31, 1989; and

                  (c)   on and after January 1, 1990, the calendar year.

           2.23 "QUALIFIED PLAN" means any plan qualified under Section 401 of the Code. For purposes of Sections 17 and 18 only, the term "Qualified Plan" also means a simplified employee pension described in Section 408(k) of the Code.

           2.24 "SERVICE PERIOD" means the period of time commencing on the date on which a person performs an Hour of Employment with the Employer and ending on the person's Severance Date.

           2.25   "SEVERANCE DATE" means  the  date on   which the  earliest  of
the following occurs:

                  (a) A person employed by the Employer quits, retires, is discharged or dies or

                  (b) The first anniversary of the first date of a period in which the person remains absent from service with the Employer (with or without pay) for any reason other than quit, retirement, discharge or death.

           2.26 "SEVERANCE PERIOD" means the period of time commencing the day after a person's Severance Date and ending on the day before the person performs an Hour of Employment.

           2.27 "TRUST AGREEMENT" means the Trust Agreement between the Company and the Trustee.

           2.28   "TRUSTEE" means the trustee under the Trust Agreement.

           2.29 "TRUST FUND" means all cash, securities or other property received by the Trustee from time to time as a result of contributions under the Plan or as income or proceeds thereof.

           2.30 "VALUATION DATE" means each day on which INVESCO values its mutual funds.

                                    SECTION 3
                                   ELIGIBILITY

           3.1 IN GENERAL. Each Employee who was a Participant on December 31, 1992 shall continue to be a Participant as of January 1, 1993 provided he is still an Employee on such date.

           3.2    NEW PARTICIPANTS.    Each   other   Employee   shall become  a
Participant on the first day of the first full pay period of the first full month following the date he becomes an Employee.

           3.3 FORMER PARTICIPANTS. A former Participant who is reemployed by the Employer shall become a Participant on the first day of the first full pay period of the first full month following the date he is reemployed as an Employee.

           3.4 CESSATION OF PARTICIPATION. A person shall cease to be a Participant and shall become a former Participant when he

                  (a)   has ceased to be employed by the Employer, and

                  (b)   has no undistributed account balance under the Plan.

           3.5 REQUIREMENTS FOR PARTICIPATION. An eligible Employee must file with the Plan Administrator an election form prepared by the Plan Administrator if the Employee wishes to make contributions to the Plan through payroll deductions.

                                    SECTION 4
                                  CONTRIBUTIONS

           4.1    BASIC PAYROLL REDUCTION CONTRIBUTIONS

                  (a) A Participant, other than an Employee at the Ridgeline Mine, may elect to have a basic contribution of up to 6% of his Compensation in increments of 1% contributed by the Employer to the Plan through payroll reductions. Each Participant shall elect on forms provided by the Employer in increments of 1% the percentage of his Contributions under this Section 4.1(a) to be credited to his Salary Reduction Account and the percentage of his contributions to be credited to his Participant Contribution Account. The contributions credited to the Salary Reduction Account shall be pre-tax contributions and the contributions credited to the Participant Contribution Account shall be after-tax contributions.

                  (b) A Participant who is an Employee at the Ridgeline Mine may elect on forms provided by the Employer to have a basic contribution of up to 2% of his Compensation in increments of 1% contributed by the Employer to the Plan through payroll deductions. In addition, an Employee at the Ridgeline Mine may elect on forms provided by the Employer to have 100% of his safety bonus and 100% of his production bonus contributed by the Employer to the Plan through payroll deduction. Contributions under this Section 4.1(b) are pre-tax contributions to be credited to the

      Participant's Salary Reduction Account.

           4.2    ADDITIONAL PAYROLL REDUCTION CONTRIBUTIONS.

                  (a) A Participant who has elected to have 6% of his Compensation contributed by the Employer to the Plan under Section 4.1(a) may elect to have up to an additional 10% of his Compensation contributed by the Employer to the Plan in increments of 1% through payroll reductions. Each Participant shall elect on forms provided by the Employer in increments of l% the percentage of his contributions under this Section 4.2(a) to be credited to his Salary Reduction Account and the percentage of his contributions to be credited to his Participant Contribution Account; provided, however, that the salary reduction contribution which is credited to his Salary Reduction Account under this Section 4.2 may not exceed 6% of his Compensation.

                  (b) An Employee at the Ridgeline Mine who has elected to have 2% of his Compensation contributed by the Employer to the Plan under
      Section 4.1(b) may elect on forms provided by the Employer to have up to an additional 8% of his Compensation contributed by the Employer to the Plan in increments of 1% through payroll deductions. Contributions under this Section 4.2(b) shall be credited to the Participant's Salary Reduction Account.

           4.3 MAXIMUM PAYROLL REDUCTION CONTRIBUTION. The maximum amount which may be contributed to the Plan by a Participant on a pre-tax basis in any calendar year is limited to

$7,000 (or such higher amount determined under Section 402(g) of the Code). If a Participant's pre-tax contributions reach this maximum, the Plan Administrator shall credit subsequent contributions to the Participant's Participant Contribution Account for the remainder of the calendar year.

           4.4    EMPLOYER CONTRIBUTIONS.

                  (a) The Employer will contribute to the trust which funds the Plan an amount equal to 100% of the amount by which each Participant elects to have his Compensation reduced under Section 4.1(a). In the case of a Participant whose contributions under Section 4.1(a) are stopped during a Plan Year because of the limitation in Section 4.3, Employer matching contributions for the pay period in which such contributions cease and subsequent pay periods during such Plan Year shall equal the difference between (1) and (2) below:

                        (1) The lesser of 6% of his Compensation for the Plan Year or the amount of his contributions for the Plan Year under Sections 4.1 and 4.2, reduced by

                        (2) Company matching contributions contributed on his behalf for any previous pay period during the Plan Year.

                  (b) The Employer will contribute to the trust which funds the Plan on behalf of each Participant who is an Employee at the Ridgeline Mine an amount equal to:

                        (1) 100% of the amount, excluding safety bonuses and production bonuses, by which such Participant elects to have his Compensation reduced under Section 4.1(b) plus

                        (2)   1% of Compensation.

The Employer will contribute to the trust which funds the Plan on behalf of each Participant who is an Employee at the Ridgeline Mine an amount equal to:

                        (1) 100% of the amount by which such Participant elects to have his Compensation reduced under Section 4.1(b), plus

                        (2)   1% of Compensation.

             4.5    ELECTIONS.  Each  election  by  a Participant under Sections
4.1 and 4.2 shall be effective until suspended or amended. Each election shall be effective only when made on a form prescribed by the Plan Administrator and filed with the Employer.

           4.6    CHANGES IN AND SUSPENSION OF CONTRIBUTIONS.

                  (a) CHANGES IN CONTRIBUTIONS. Each Participant's contribution percentage under Sections 4.1 and 4.2 shall continue in effect until the Participant shall change such percentage. A Participant may in his discretion change such percentage in accordance with procedures prescribed by the Company.

                  (b)   (1)    SUSPENSION OF PAYROLL REDUCTIONS.  A  Participant

      may at any time suspend his contributions for a period of not less than three months by giving notice to the Employer in accordance with rules prescribed by the Company.

                        (2) SUSPENSION OF PAYROLL REDUCTIONS DURING GOVERNMENT OR MILITARY SERVICE. Suspension of a Participant's contributions shall be permitted during any period of military service, or of government service approved by the Employer, regardless of the duration of such period.

                        (3) RESUMPTION OF PAYROLL REDUCTIONS AFTER SUSPENSION. A Participant who has suspended his contributions under Section 4.6(b)(1) may resume them by giving notice to the Employer in accordance with rules prescribed by the Company.

           4.7 TAX DEDUCTIONS. All Employer contributions are made conditioned upon their deductibility for federal income tax purposes under
Section 404 of the Code. Amounts contributed by an Employer shall be returned to the Employer from the Plan by the Trustee under the following circumstances:

                  (a) If a contribution was made by an Employer by a mistake of fact, the excess of the amount of such contribution over the amount that would have been contributed had there been no mistake of fact shall be returned to the Employer within one year after the payment of the contribution; and

                  (b) If an Employer makes a contribution which is not deductible under Section 404 of the Code, such contribution (but only to the extent disallowed) shall be returned to the Employer within one year after the disallowance of the deduction.

            Earnings attributable to the contribution shall not be returned to the Employer, but losses attributable to such excess contribution shall be deducted from the amount to be returned. In the event (a) or (b) above apply, the Employer will distribute any salary reduction amounts (less any losses) to the Employees who elected to reduce their salary by such amounts.

            4.8 ROLLOVER CONTRIBUTIONS AND TRANSFERS. The Plan Administrator may direct the Trustee to accept on behalf of an Employee any cash or other assets the receipt of which would constitute an eligible rollover contribution as defined in Section 402(c)(4) of the Code. Only rollovers from Qualified Plans will be accepted. The Plan Administrator may also direct the Trustee to accept from the trustee of another Qualified Plan a direct transfer of cash or other assets which does not constitute an eligible rollover contribution. Notwithstanding the preceding sentence, the Trustee may not accept the direct transfer of any assets from any Qualified Plan which does not constitute an eligible rollover contribution and which would cause the Plan to be subject to the requirements of Section 401(a)(11) of the Code. Any contributions under this Section shall be fully vested at all times and shall be segregated in a Rollover Account which will not share in allocations of contributions or forfeitures under Section 4.4. Such amounts shall not be considered as a contribution by a Participant for purposes of Section 4.1, 4.2, or 19.11 hereof.

             4.9 PAYMENT OF CONTRIBUTIONS. All contributions shall be forwarded by the Employer to the Trustee as soon as possible following the end of each pay period. All such payments shall be credited to the accounts of each Participant on the records maintained by the Employer.

                                    SECTION 5
                         DISTRIBUTIONS OF EXCESS AMOUNTS

           5.1 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. If a Participant's Elective Deferrals (as defined in Section 5.5(g)) for any calendar year exceed $7,000 (or such higher amount determined under Section 402(g) of the Code), then the Participant may file an election form with the Employer designating in writing the amount of such excess Elective Deferrals to be distributed from this Plan. Any such election form must be filed with the Employer no later than the first March 1 following the close of such calendar year in order for the Employer to act on it. If such an election form is timely filed, the Trustee shall distribute to the Participant the amount of such excess Elective Deferrals which the Participant has allocated to this Plan together with any income or less any loss allocable to such amount on or before the first April 15 following the close of such calendar year.

           5.2 LIMITATIONS ON PRE-TAX CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES. The Plan Administrator is authorized to reduce to the extent necessary the maximum deferral percentage under Sections 4.1 and 4.2 for Highly Compensated Employees (as defined in Section 5.5(k)) prior to the close of the Plan Year if the Plan Administrator reasonably believes that such reduction is necessary to prevent the Plan from failing both tests in Section 5.2(a). Such adjustments shall be made in accordance with rules prescribed by the Plan Administrator.

                  (a)   ACTUAL DEFERRAL PERCENTAGE TESTS.

                        (1) The Plan satisfies this subparagraph if the Actual Deferral Percentage (as defined in Section 5.5(b)) for the group of Highly Compensated Employees is not greater than 125% of the Actual Deferral Percentage for the group of Non-Highly Compensated Employees (as defined in Section 5.5(n)).

                        (2)   The Plan satisfies this subparagraph if:

                           (i) the excess of the Actual Deferral Percentage for the group of Highly Compensated Employees over the Actual Deferral Percentage for the group of Non-Highly Compensated Employees is not more than two percentage points, and

                           (ii) the Actual Deferral Percentage for the group of Highly Compensated Employees is not more than twice the Actual Deferral Percentage of Non-Highly
                  Compensated Employees.

                  (b) DISTRIBUTIONS OF EXCESS CONTRIBUTIONS. If for any Plan Year the Plan satisfies neither of the tests set forth in Section 5.2(a), the Trustee shall return to each Highly Compensated Employee his portion of the Excess Contributions (as defined in Section 5.5(i)) (plus the income or less the loss allocable to such Excess Contributions) for such Plan Year within 12 months after the last day of such Plan Year. If such Excess Contributions are not returned within the first two and one-half months after the last day of such Plan Year, the Employer shall timely file with respect to any and all tax liability arising for failure to timely distribute the Excess Contributions. The portion of each Highly Compensated Employee's Excess Contributions for a Plan Year shall be determined by reducing the pre-tax contributions made on behalf of Highly Compensated Employees in a manner such that those Highly Compensated Employees with the highest Actual Deferral Percentages shall each have their pre-tax contributions reduced to the extent necessary but not below the next highest level of Actual Deferral Percentages and then those Highly Compensated Employees with Actual Deferral Percentages greater than or equal to this level shall each have their pre-tax contributions reduced (or further reduced, as the case may be) to the extent necessary but not below the next highest level of Actual Deferral Percentages, and this reduction process shall continue through each successively lower level of Actual Deferral Percentages until the Actual Deferral Percentage for the group of Highly Compensated Employees satisfies one of the tests set forth in Section 5.2(a). Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations.

                  (c) COORDINATION WITH DISTRIBUTIONS OF ELECTIVE DEFERRALS. If the Trustee is required to distribute both

      Elective Deferrals and Excess Contributions for a Plan Year, the Trustee shall:

                        (1) calculate and distribute the Elective Deferrals before determining the Excess Contributions to be distributed to Highly Compensated Employees;

                        (2)   calculate the  Average   Deferral   Percentage  in
            accordance with Section 5.5(b) including the amount of excess Elective Deferrals distributed pursuant to (1) above; and

                        (3) distribute Excess Contributions to Participants by reducing the Excess Contributions distributed to a Participant by the amount of excess Elective Deferrals distributed to such Participant.

                  (d) ELECTION TO MAKE ADDITIONAL EMPLOYER CONTRIBUTIONS. Notwithstanding (b) and (c) above, the Employer may elect, in lieu of the distribution described in (b) above, to make additional Qualified
      Nonelective Contributions (as defined in Section 5.5(p)) or Qualified Matching Contributions (as defined in Section 5.5(o)) which are treated as Elective Deferrals under the Plan and that, in combination with the Elective Deferrals satisfies the Actual Deferral Percentage test set forth in Section 5.2(a) above. Any such additional Qualified Nonelective Contributions or Qualified Matching Contributions will be credited to the Participants' Salary Reduction Account.

   5.3 LIMITATIONS ON AFTER-TAX AND MATCHING CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES. The Plan Administrator is authorized to reduce to the extent necessary the maximum amount of after-tax contributions and matching contributions contributed by or on behalf of any Highly Compensated Employee prior to the close of the Plan Year if the Plan Administrator reasonably believes that such reduction is necessary to prevent the Plan from failing both tests in Section 5.3(a). Such reduction shall be made in accordance with rules prescribed by the Plan Administrator.

                  (a)   ACTUAL CONTRIBUTION PERCENTAGE TEST

                        (1) The Plan satisfies this subparagraph if the Actual Contribution Percentage (as defined in Section 5.5(a)) for the group of Highly Compensated Employees is not greater than 125% of the Actual Contribution Percentage for the group of all Non-Highly Compensated Employees.

                        (2)   The Plan satisfies this subparagraph if:

                           (i) the excess of the Actual Contribution Percentage for the group of Highly Compensated Employees over the Actual Contribution Percentage for the group of Non-Highly Compensated Employees is not more than two percentage points, and

                          (ii) the Actual Contribution Percentage for the group of Highly Compensated Employees is not more than twice the Actual Contribution

                  Percentage of Non-Highly Compensated Employees.

                  (b) DISTRIBUTION OF AFTER-TAX AND MATCHING CONTRIBUTIONS OR FORFEITURE OF MATCHING CONTRIBUTIONS IF TESTS ARE FAILED. If for any Plan Year the Plan fails to satisfy either of the tests set forth in Section 5.3(a), the Trustee shall return to each Highly Compensated Employee his portion of the Excess Aggregate Contributions (as defined in Section 5.5(h)) (plus the income or less the losses allocable to such Excess Aggregate Contributions) for such Plan Year within 12 months after the last day of such Plan Year. If such Excess Aggregate Contributions are not returned within the first two and one-half months after the last day of such Plan Year, the Employer shall timely file with respect to any and all tax liability arising for failure to timely distribute the Excess Aggregate Contributions. The portion of each Highly Compensated Employee's Excess Aggregate Contributions for a Plan Year which shall be distributed or forfeited shall be determined by reducing the after-tax or matching contributions made by or on behalf of Highly Compensated Employees in a manner such that those Highly Compensated Employees with the highest Actual Contribution Percentages shall each have the after-tax and matching contributions made by them or on their behalf reduced to the extent necessary but not below the next highest level of Actual Contribution Percentages and then those Highly Compensated Employees with Actual

      Contribution Percentages greater than or equal to this level shall each have the after-tax and matching contributions made by them or on their behalf reduced (or further reduced, as the case may be) to the extent necessary but not below the next highest level of Actual Contribution Percentages, and this reduction process shall continue through each successively lower level of Actual Contribution Percentages until the Actual Contribution Percentage for the group of Highly Compensated Employees satisfies one of the tests set forth in Section 5.3(a). Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by the regulations.

                  (c) ELECTION TO MAKE ADDITIONAL EMPLOYER CONTRIBUTIONS. Notwithstanding (b) above, the Employer may elect, in lieu of the distribution described in (b) above, to make an additional Qualified
      Nonelective Contribution that, in combination with the Matching Contributions (as defined in Section 5.5(l)) and after-tax contributions for the Plan Year, satisfies the Actual Contribution Percentage test set forth in Section 5.3(a) above. Any such additional Qualified Nonelective Contributions will be credited to the Participants' Salary Reduction Account.

           5.4    LIMITATIONS ON MULTIPLE USE OF ALTERNATIVE LIMITATION:

                  (a) DETERMINATION OF MULTIPLE USE. Each Plan Year the Plan Administrator will determine whether or not multiple use of the Alternative Limitation (as defined in Section 5.5(e)) has occurred. Such determination will be made in accordance with Section 401(m)(9) of the Code.

                  (b) CORRECTION OF MULTIPLE USE. If a multiple use of the Alternative Limitation occurs, the Plan Administrator shall correct such multiple use by reducing the Actual Contribution Percentages of Highly Compensated Employees in the manner set forth in Section 5.3(b) so that there is no multiple use of the Alternative Limitation.

           5.5    DEFINITIONS AND SPECIAL RULES.  For purposes of this
Section 5:

                  (a) The Actual Contribution Percentage for a group for a Plan Year means the average of the ratios (calculated separately for each Employee in the group) of:

                        (1) the total amount of matching contributions credited to the Employee's Company Match Account pursuant to Section
            4.4 for the Plan Year, plus the total amount of after-tax contributions credited to the Employee's Participant Contribution Account pursuant to Sections 4.1 and 4.2 for the Plan Year, plus any Qualified Nonelective Contributions (as defined in Section 5.5(p)) and Elective Deferrals which the Employer elects to treat as matching contributions in accordance with Section 5.7 to

                        (2)   the  Employee's   Compensation  for the portion of
            such Plan Year while the individual is an Employee.

            The Actual Contribution Percentage for each group will be calculated to the nearest 100th of 1% of the Employee's Compensation.

                  (b) The Actual Deferral Percentage for a group for a Plan Year means the average of the ratios (calculated separately for each Employee in the group) of:

                        (1) the total amount of contributions credited to the Employee's Salary Reduction Account for the Plan Year plus any Qualified Nonelective Contributions (as defined in Section 5.5(p)) and Qualified Matching Contributions (as defined in Section 5.5(o)) which the Employer elects to treat as Elective Deferrals in accordance with Section 5.6 to

                        (2) the Employee's Compensation for the portion of such Plan Year while the individual is an Employee.

            The Actual Deferral Percentage for each group will be calculated to the nearest 100th of 1% of the Employee's Compensation.

                  (c) For purposes of determining the Actual Contribution Percentage of a Highly Compensated Employee who is subject to the family aggregation rules of Section 414(q)(6) of the Code, the combined Actual Contribution

      Percentage of the family group (which is treated as one Highly Compensated Employee) shall be the Actual Contribution Percentage determined by combining the Compensation, after-tax contributions, Matching Contributions and amounts treated as Matching Contributions of all Family Members (as defined in Section 5.5(j)). The Compensation, after-tax contributions, Matching Contributions and amounts treated as Matching
      Contributions of all Family Members who are Non-Highly Compensated Employees shall be disregarded in determining the Actual Contribution Percentage for Non-Highly Compensated Employees.

                  (d) For purposes of determining the Actual Deferral Percentage of a Highly Compensated Employee who is subject to the family aggregation rules of Section 414(q)(6) of the Code, the combined Actual Deferral Percentage of the family group (which is treated as one Highly Compensated Employee) shall be the Actual Deferral Percentage determined by combining the Compensation, Elective Deferrals and amounts treated as Elective Deferrals of all Family Members (as defined in Section 5.5(j)). The Compensation, Elective Deferrals and amounts treated as Elective Deferrals of Family Members who are Non-Highly Compensated Employees shall be disregarded in determining the Actual Deferral Percentage for Non-Highly Compensated Employees.

                  (e) Alternative Limitation means the alternative methods of compliance with Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code as set forth in Sections 5.2(a)(2) and 5.3(a)(2) respectively.

                  (f) For purposes of determining whether the Plan prevents the multiple use of the Alternative Limitation the following shall apply:

                        (1) The Actual Deferral Percentage of the group of Highly Compensated Employees shall be determined after the Employer's election, if any, to treat certain Qualified Nonelective Contributions and Qualified Matching Contributions as Elective Deferrals in accordance with Section 5.6;

                        (2) The Actual Contribution Percentage of the group of Highly Compensated Employees shall be determined after the Employer's election, if any, to treat certain Qualified Nonelective Contributions and Elective Deferrals as Matching Contributions in accordance with Section 5.7; provided that the use of Elective Deferrals to meet the Actual Contribution Percentage is limited to the amount necessary to meet the requirements set forth in Section 5.3(a)(2); and

                        (3) The Actual Deferral Percentage and Actual Contribution Percentage of the group of Highly Compensated Employees shall be determined after any corrective distribution of excess Elective Deferrals,

            Excess Contributions and Excess Aggregate Contributions.

                  (g)   The Elective  Deferrals for a calendar year mean the sum
            of any salary reduction amounts for the Plan Year which relate to Compensation that would have been received in the Plan Year but for the election to defer and which are pre-tax or deductible contributions under:

                        (1)   a  qualified  cash or   deferred  arrangement   as
            defined in Section 401(k) of the Code;

                        (2)   a  simplified  employee  pension   as  defined  in
            Section 408(k) of the Code;

                        (3) a plan under which such salary reduction amounts are used to purchase an annuity contract under Section 403(b) of the Code.

                        (4) any plan described in Section 501(c)(18) of the Code.

                  (h) The Excess Aggregate Contributions for a Plan Year means the excess of the aggregate amount of matching contributions under Section
      4.4 made on behalf of Highly Compensated Employees for such Plan Year plus the aggregate amount of after-tax contributions under Sections 4.1 and 4.2 made by Highly Compensated Employees for such Plan Year over the maximum amount of such contributions which could have been made for such Plan Year without causing the Plan to fail both the tests in Section 5.3(a).

                  (i) The Excess Contributions for a Plan Year means the excess of the aggregate amount of pre-tax contributions under Sections 4.1 and 4.2 made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions which could have been made for such Plan Year without causing the Plan to fail both the tests in Section 5.2(a).

                  (j) Family Member means with respect to a Plan Year any individual who at any time during such Plan Year bears one of the following relationships to a Five Percent Owner or to one of the ten Highly Compensated Employees paid the greatest Compensation during such Plan Year:

                        (1)   Spouse;

                        (2)   Lineal ascendant;

                        (3)   Lineal descendant;

                        (4)   The spouse of a lineal ascendant; or

                        (5)   The spouse of a lineal descendant.

                  (k) Highly Compensated Employee means any Employee who is a "highly compensated employee" of the Employer as defined in Section 414(q) of the Code and is eligible to participate in the Plan.

                  (l)    Matching Contributions means:

                        (1) Any Employer contribution made to a Qualified Plan on account of an Employee contribution to a Qualified Plan maintained by the Employer;

                        (2)    Any Employer contribution   made  to  a Qualified
            Plan on account of an Elective Deferral to a Qualified Plan maintained by the Employer;

                        (3) Any discretionary Employer contribution that is allocated to Participants on account of an Employee contribution or Elective Deferral to a Qualified Plan maintained by the Employer; and

                        (4)    Any  forfeiture   allocated   on  the  basis   of
            Employee contributions, Matching Contributions or Elective
            Deferrals.

                  (m) Nonelective Contributions means Employer contributions (other than Matching Contributions) made to a Qualified Plan maintained by the Employer which the Employee may not elect to have paid to him in cash or other benefits in lieu of being contributed to such Qualified Plan.

                  (n) Non-Highly Compensated Employee means any Employee who is not a Highly Compensated Employee and is not a Family Member but who is eligible to participate in the Plan.

                  (o) Qualified Matching Contributions means any Employer Contribution made on account of an Employee's Elective Deferral; provided that:

                         (1)   such  contributions    are    100%   vested   and
            nonforfeitable when made; and

                         (2) such contributions are not distributable to a Participant or his beneficiaries earlier than:

                              (A)   The   Participant's    retirement,    death,
                  disability or separation from service.

                              (B)   The Participant's attainment of age 59-1/2.

                              (C)   One of the following events:

                                    (i)   the  termination  of  the Plan without
                  the establishment, within the 12-month period after the distribution of all of the assets of the Plan, or maintenance of another defined contribution plan other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code or a simplified employee pension plan as defined in
                  Section 408(k) of the Code; provided, however, that if fewer than two percent of the Participants of the Plan at the time of termination are eligible under another defined contribution plan at any time during the 24-month period beginning 12 months before the time of the termination, such other defined contribution plan will not be considered to be a successor plan;

                                    (ii)   the disposition of  ubstantially  all
                        the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business with respect to a

                        Participant who continues employment with the unrelated corporation acquiring such assets;

                                    (iii)  the disposition  of the interest in a
                        subsidiary (within the meaning of Section 409(d)(3) of the Code) with respect to a Participant who continues employment with such subsidiary.

                              Notwithstanding the foregoing,  an event shall not
                  be treated as an event described in (i), (ii) or (iii) above with respect to any Participant unless he receives a lump sum distribution (as defined in Section 402(e)(4) of the Code without regard to clauses (i), (ii), (iii) and (iv) of subparagraph (A), subparagraph (B) or subparagraph (H) thereof); and an event shall not be treated as an event described in (ii) or (iii) above unless the transferor continues to maintain the Plan.

                  (p) Qualified Nonelective Contributions means any Employer Contribution other than a Matching Contribution; provided that:

                        (1)   such   contributions   are   100%   vested     and
            nonforfeitable when made; and

                        (2) such contributions are not distributable to a Participant or his beneficiaries earlier than:

                              (A)   The   Participant's    retirement,    death,
                  disability or separation from service.

                              (B)   The Participant's attainment of age 59-1/2.

                              (C)   One of the following events:

                                    (i)  the termination of the Plan without the
                        establishment, within the 12-month period after the distribution of all of the assets of the Plan, or maintenance of another defined contribution plan other than an employee stock ownership plan as defined in
                        Section 4975(e)(7) of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code; provided, however, that if fewer than two percent of the Participants of the Plan at the time of termination are eligible under another defined contribution plan at any time during the 24-month period beginning 12 months before the time of the termination, such other defined contribution plan will not be considered to be a successor plan;

                                    (ii)  the  disposition of substantially  all
                        the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business with respect to a

                        Participant who continues employment with the unrelated corporation acquiring such assets;

                                    (iii)  the disposition  of the interest in a
                        subsidiary (within the meaning of Section 409(d)(3) of the Code) with respect to a Participant who continues employment with such subsidiary.

                              Notwithstanding the foregoing,  an event shall not
                  be treated as an event described in (i), (ii) or (iii) above with respect to any Participant unless he receives a lump sum distribution (as defined in Section 402(e)(4) of the Code without regard to clauses (i), (ii), (iii) and (iv) of subparagraph (A), subparagraph (B) or subparagraph (H) thereof); and an event shall not be treated as an event described in (ii) or (iii) above unless the transferor continues to maintain the Plan.

           5.6 ELECTION TO TREAT QUALIFIED NONELECTIVE CONTRIBUTIONS AND QUALIFIED MATCHING CONTRIBUTIONS AS ELECTIVE DEFERRALS. Notwithstanding anything to the contrary, the Employer may elect to treat all or part of the Qualified Nonelective Contributions and Qualified Matching Contributions as Elective Deferrals provided that each of the following is satisfied:

                  (a) The Nonelective Contributions including Qualified Nonelective Contributions treated as Elective Deferrals for purposes of calculating the Actual Deferral Percentage satisfy the requirements of
      Section 401(a)(4) of the Code;

                  (b)   The Nonelective Contributions excluding:

                        (i)  Qualified  Nonelective  Contributions  treated   as
            Elective Deferrals for purposes of calculating the Actual Deferral Percentage; and

                        (ii) Qualified Nonelective Contributions treated as Matching Contributions for purposes of calculating the Actual Contribution Percentage satisfy the requirements of Section 401(a)(4) of the Code;

                  (c) The Qualified Nonelective Contributions and Qualified Matching Contributions for a Plan Year are allocated to Participants as of a date within that Plan Year;

                  (d) The Qualified Nonelective Contributions and Qualified Matching Contributions for a Plan Year relate to Compensation that would have been received by the Employee in the Plan Year but for the Employee's election to defer;

                  (e) If the Qualified Nonelective Contributions or Qualified Matching Contributions are made to another plan or plans, this Plan and such other plan(s) must be aggregated for purposes of Section 410(b) of the Code (other than the average benefit percentage test); and

                  (f) The Qualified Nonelective Contributions and Qualified Matching Contributions for a Plan Year are allocated to Participants as of a date within that Plan Year.

           5.7 ELECTION TO TREAT QUALIFIED NONELECTIVE CONTRIBUTIONS AND ELECTIVE DEFERRALS AS MATCHING CONTRIBUTIONS. Notwithstanding anything to the contrary, the Employer may elect to treat all or part of the Qualified Nonelective Contributions and Elective Deferrals as Matching Contributions provided that each of the following is satisfied:

                  (a) The Nonelective Contributions including Qualified Nonelective Contributions treated as Matching Contributions for purposes of calculating the Actual Contribution Percentage satisfy the requirements of Section 401(a)(4) of the Code;

                  (b)    The Nonelective Contributions excluding:

                        (i)   Qualified Nonelective  Contributions  treated   as
            Matching Contributions for purposes of calculating the Actual Contribution Percentage; and

                        (ii) Qualified Nonelective Contributions treated as Elective Deferrals for purposes of calculating the Actual Deferral Percentage satisfy the requirements of Section 401(a)(4) of the Code;

                  (c) The Elective Deferrals including the Elective Deferrals treated as Matching Contributions for purposes of calculating the Actual Contribution Percentage satisfy the requirements of Section 401(k)(3) of the Code;

                  (d) The Qualified Nonelective Contributions for a Plan Year are allocated to Participants as of a date within that Plan Year;

                  (e) The Qualified Nonelective Contributions and Qualified Matching Contributions for a Plan Year relate to Compensation that would have been received by the Employee in the Plan Year but for the Employee's election to defer; and

                  (f) If Qualified Nonelective Contributions and Elective Deferrals are made to another plan or plan(s), this Plan and such other plan(s) must be aggregated for purposes of Section 410(b) of the Code (other than the average benefit percentage test).

                                    SECTION 6
                              WITHDRAWALS AND LOANS

           6.1    WITHDRAWALS.

                  (a) PARTICIPANT CONTRIBUTION ACCOUNT AND ROLLOVER ACCOUNT. An Employee (other than an Employee of Paint Creek Terminals, Inc.) who has been a Participant in the Plan for more than one year may withdraw all or part of his Participant Contribution Account. An Employee may withdraw all or any part of his Rollover Account.

                  (b) COMPANY MATCH ACCOUNT. An Employee (other than an Employee of Paint Creek Terminals, Inc.) who has been a Participant in the Plan for more than sixty (60) months may withdraw all or part of his Company Match Account (and earnings thereon).

                  (c) PRE-TAX CONTRIBUTIONS. A Participant in the employment of the Employer may withdraw up to an amount equal to his pre-tax contributions to the Plan (but not the earnings credited after December 31, 1988, on such pre-tax contributions) upon his attainment of age 59-1/2 or upon a showing of substantial hardship to the Plan Administrator. The Plan Administrator will grant a distribution on account of hardship only if the distribution is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. The determination of the existence of an immediate and heavy financial need and of the amount necessary to meet the need must be made in accordance with nondiscriminatory and objective standards on the basis of all relevant facts and circumstances. A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant only if the distribution is on account of:

                        (1) expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse or any of the Participant's dependents (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

                        (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

                        (3) the payment of tuition and related educational fees (excluding expenses for room and board) for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or the Participant's children or dependents (as defined in Section 152 of the Code); or

                        (4) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

A distribution will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant. A hardship withdrawal will be granted only if no loans or other distributions are available under this Plan.

                  (d) PENALTY FOR HARDSHIP WITHDRAWALS. A Participant who receives a hardship withdrawal will be unable to make pre-tax or after-tax contributions to the Plan or any other Qualified Plan maintained by the Controlled Group for a period of twelve months after the Valuation Date as of which the hardship distribution is made. Moreover, the maximum amount of a Participant's pre-tax contributions to the Plan or any other Qualified Plan maintained by the Controlled Group for the calendar year following the calendar year of the hardship withdrawal may not exceed $9,240 (or such higher amount determined under Section 402(g) of the Code) reduced by the amount of such Participant's pre-tax contributions for the calendar year of the hardship withdrawal.

                  (e)   SUBMISSION OF WITHDRAWAL  APPLICATIONS.  An  application

      for  a  withdrawal   must  be  made  on  forms   prescribed  by  the  Plan
      Administrator.

                  (f) ORDER OF INVESTMENT LIQUIDATION. The amount of each fund to be liquidated to provide the proceeds for any withdrawal shall be equal to the withdrawal amount multiplied by the percentage of the Participant's accounts which are invested in such fund as of the Valuation Date coinciding with or preceding the date as of which the withdrawal is made.

                  (g) WITHDRAWAL LIMITS. No withdrawal shall be permitted under this Section 6.1 if after such withdrawal any loans to the Participant pursuant to Section 6.2 exceed the value of the Participant's accounts.

                  (h)   LIMIT ON NUMBER OF  WITHDRAWALS.   Withdrawals  will  be
      permitted on a quarterly basis.

           6.2 LOANS. Upon the application of an Employee (other than an Employee of Paint Creek Terminals, Inc.) who has been a Participant in the Plan for at least 12 months, the Plan Administrator, as administrator of the loan program, in accordance with his uniform nondiscriminatory policy, shall direct the Trustee to make a loan to the Participant and to direct the Trustee to distribute the proceeds of the loan to such Participant and accept repayments of the loan. All loans shall comply with the following terms and conditions:

                  (a) LOAN APPLICATION. Each application for a loan shall be made in accordance with rules prescribed by the Company.

                  (b) LOAN LIMITS. No loan shall be made if immediately after the loan the unpaid balance of all loans by this Plan and all other plans maintained by the Controlled Group to the Participant would exceed the lesser of

                        (l)   $50,000, or

                        (2)   50%  of   the  vested portion of the Participant's
            accounts under this Plan.

Notwithstanding the foregoing:

                        (3) the $50,000 limitation in (1) above shall be reduced by the highest outstanding loan balance for the one-year period ending on the day before a new loan is made minus the outstanding balance of existing loans to the Participant on the date of the new loan.

                  (c) REPAYMENT PERIOD. A fixed period for repayment of the loan not in excess of 5 years shall be specified in the loan agreement;
      provided, that if the loan is used to acquire any dwelling unit which within a reasonable time is used as a principal residence of the Participant, the specified repayment period may not exceed 15 years.

                  (d) MANNER AND TIMING OF REPAYMENTS. Loans will be repaid through substantially equal payroll deductions; provided, that a Participant may at any time prepay a portion of the amount due on any loan (with a minimum partial prepayment of $1,000) or the entire amount due on the loan in one lump sum. Upon a Participant's termination of employment, the entire loan balance shall be in default and shall become due and payable immediately and shall be set off against the Participant's account balance at the time and in the manner prescribed by the Company if repayment has not previously been made. Notwithstanding the preceding, a loan balance held by a Participant who is employed as of January 30, 1995 by R & H Service and Supply Company shall not be in default on and after such date provided such Participant repays the balance of the loan in accordance with rules prescribed by the Company.

                  (e) SECURITY. Each loan shall be secured by assignment of the Participant's accounts in the Plan and by the Participant's collateral promissory note for the amount of the loan, including interest thereon, payable to the order of the Trustee.

                  (f) INTEREST. Each loan shall bear a reasonable rate of interest equal to the prime rate of interest quoted in the Wall Street Journal on the first day of the month in which the loan is made.

                  (g) SEGREGATED INVESTMENT. Any loan made to a Participant shall be treated as a segregated investment of his account.

                  (h) ORDER OF INVESTMENT LIQUIDATION. Loan amounts will be obtained from a Participant's Salary Reduction, Retirement Medical, Target, Company Match, Rollover and Participant Contribution Accounts, in that order. Amounts invested in various investment funds within an account will be reduced proportionately to provide the proceeds for the loan.

                  (i) INVESTMENT OF LOAN REPAYMENTS. As the Participant's loan is repaid,

                        (1) amounts shall be returned to accounts in the reverse order specified in Section (h);

                        (2) the amount of the repayments shall be invested in the Funds according to the Participant's designation in effect under
            Section 7.1 as of the date such repayments are made; and

                        (3) the amount of the repayments will share in the allocation of earnings and losses in accordance with Section 8.2 as if such repayments were a contribution to the Plan.

                  (j) ADDITIONAL LIMITATIONS. The minimum loan amount is $500. A Participant may borrow money under this Section not more than once in any calendar quarter, and may have no more than six loans outstanding at any given time.

                  (k) LOANS AVAILABLE TO PARTIES-IN-INTEREST. Notwithstanding anything in this Section to the contrary, loans shall be available to a Participant who is a party-in-interest to the Plan as defined in Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended, even if such Participant is no longer an Employee.

                  (l) DEFAULT. Generally, a default shall occur upon the failure of a Participant to timely remit payments under the loan when due. In such event, the Trustee shall take such reasonable actions which a prudent fiduciary in like circumstances would take to protect and preserve Plan assets, including foreclosing on any collateral and commencing such other legal action for collection which the Trustee deems necessary and advisable. However, the Trustee shall not be required to commence such actions immediately upon a default. Instead, the Trustee may grant the Participant reasonable rights to cure any default, provided such actions would constitute a prudent and reasonable course of conduct for a professional lender in like circumstances. In addition, if no risk of loss of principal or income would result to the Plan, the Trustee may choose, in its discretion, to defer enforcement proceedings. If the qualified status of the Plan is not jeopardized, the Trustee and the Committee may treat a loan that has been defaulted upon and not cured within a reasonable period of time as a deemed distribution from the Plan.

                                    SECTION 7
                             INVESTMENT OF ACCOUNTS

           7.1 PARTICIPANT'S SELECTION OF INVESTMENT FUND. Each Participant may, at any time or from time to time, in accordance with rules and limitations prescribed by the Company, designate the manner in which his accounts shall be invested among the Arch Coal Stock Fund or the INVESCO mutual funds which are made available by the Company as investment choices.

           7.2    CHANGES IN INVESTMENT  DIRECTION.   Any  investment  direction
by a Participant may be changed in such manner and at such times as may be permitted by the Company.

           7.3 TRANSFERS BETWEEN FUNDS. A Participant may transfer funds from one investment option to another at such times and in accordance with such rules as may be established by the Company and INVESCO.

         7.4    PARTICIPANT'S  FAILURE TO  SPECIFY   INVESTMENT  OPTION  If  a
Participant has not, by written instructions to the Company, directed how the cash in his accounts shall be invested, then the Company shall, by written notice to the Participant, request such direction. If, within ten days after the mailing of such written notice, the Participant does not, by written instructions to the Company, direct how the cash in his accounts shall be invested, then all contributions of the Participant and the Company shall be invested in a default fund designated by the Company, until such time as the Participant directs how his accounts shall be invested.

                                    SECTION 8
                                   ALLOCATION

           8.1 ESTABLISHMENT OF ACCOUNTS. The Plan Participant Administrator shall establish and maintain accounts for each Participant. All pre-tax contributions made by a Participant pursuant to Sections 4.1 and 4.2 (as well as any Employer contributions under Sections 5.2(d) and 5.3(c)) shall be credited to his Salary Reduction Account, all after-tax contributions made by a Participant pursuant to Sections 4.1 and 4.2 shall be credited to his Participant Contribution Account, all rollover contributions or direct transfers pursuant to Section 4.8 shall be credited to his Rollover Account, all Employer matching contributions pursuant to Section 4.4 shall be credited to his Company Match Account, all Employer contributions under the Medicine Bow Coal Company Target Benefit Plan shall be allocated to his Target Account, and all other Employer contributions shall be allocated to his Retirement Medical Account. The Trustee shall separately account for an Employee's voluntary contributions made on or after January 1, 1987 and earnings on those contributions. Withdrawals of after-tax contributions and earnings on after-tax contributions will be made in the following order:

                  a.   Pre-1987 after-tax contributions;

                  b. Post-1986 after-tax contributions and earnings attributable to post-1986 after-tax contributions; and

                  c.   Earnings on pre-1987 after-tax contributions.

           8.2 PURCHASE OF UNITS AND ALLOCATION OF EARNINGS, LOSSES AND EXPENSES. No Participant shall have an ownership interest in any particular asset or investment under any investment option. Earnings, losses and expenses shall be allocated on a daily basis in accordance with INVESCO's standard procedures.

                                    SECTION 9
                           DISTRIBUTIONS AT RETIREMENT

           9.1 NORMAL RETIREMENT DISTRIBUTIONS. Upon a Participant's Normal Retirement Date, the Participant's accounts shall become fully vested (if not already fully vested) and shall be distributed to him in a lump sum within 60 days following the date which is one year after the Participant's Normal Retirement Date unless the Participant elects on forms prescribed by the Plan Administrator to receive distribution on an earlier date after his Normal Retirement Date, in which event distribution shall be made within 60 days after the election form is received by the Plan Administrator in the St. Louis office.

           9.2 EARLY RETIREMENT DISTRIBUTIONS. Upon a Participant's Early Retirement Date, the Participant's accounts shall become fully vested (if not already fully vested), and shall be distributed to him in a lump sum in accordance with Sections 9.2(a), (b), or (c) below.

                  (a) DISTRIBUTIONS OF $3,500 OR LESS. Distribution to a Participant who terminates employment at his Early Retirement Date and whose vested account balances do not exceed $3,500 shall be made within 60 days following the date which is one year after the Participant's Early Retirement Date unless the Participant elects on forms prescribed by the Plan Administrator to receive distributions on an earlier date after his Early Retirement Date, in which event distribution shall be made within 60 days after the Valuation Date coinciding with or next following the date the election form is received by the Plan Administrator in the St. Louis office.

                  (b) DISTRIBUTIONS IN EXCESS OF $3,500. In the event that the vested account balances of a Participant who terminates employment at his Early Retirement Date exceed $3,500, such Participant shall receive the notice described in Section 9.5 during the period which is not less than 30 or more than 90 days prior to the date which is one year after the Participant's Early Retirement Date unless the Participant elects on forms prescribed by the Plan Administrator to receive distribution on an earlier date after his Early Retirement Date, in which event the Participant shall receive the notice as soon as administratively feasible following the date the election form is received by the Plan Administrator. If the Participant consents to the distribution of his accounts in the manner required under Section 9.5 within 60 days after receiving such notice, distribution of his accounts will be made within 60 days after the Valuation Date coincident with or next following the later of the date the Participant consents to the distribution or the date 30 days after the Participant receives the notice.

                  (c) FAILURE TO CONSENT TO DISTRIBUTION. In the event that a Participant whose vested account balances exceed $3,500 does not consent to the distribution of his accounts in accordance with Sections 9.2(a) or (c) above when first eligible to do so, his accounts shall be distributed to him within 60 days after the Valuation Date coincident with or next following his attainment of age 65. Notwithstanding the preceding, such Participant may notify the Employer at any time following his Early Retirement Date that he wants to receive the notice described in Section 9.5. The Committee shall distribute such notice as soon as administratively feasible following the date the request is received by the Plan Administrator. If such Participant consents to the distribution of his accounts in the manner required under Section 9.5 within 60 days following the receipt of such notice, distribution of his accounts will be made within 60 days after the Valuation Date coincident with or next following the later of the date the Participant consents to the distribution or the date 30 days after the Participant receives the notice.

            9.3 REQUIRED MINIMUM DISTRIBUTIONS. Notwithstanding anything to the contrary contained in the Plan, the entire interest of a Participant will be distributed in accordance with Section 401(a)(9) of the Code and the regulations thereunder beginning no later than the Participant's Required Beginning Date as determined under Section 9.4 below. Minimum distributions will be made based on either (i) the life expectancy of such Employee or (ii) the joint life expectancies of such Employee and his spouse, as elected in a one-time, irrevocable election made by such Employee. For purposes of determining the amount of such minimum distribution, the Employee's life expectancy (or joint life expectancies, as the case may be) will be recalculated if so elected in a one-time, irrevocable election made by such Employee. Notwithstanding the preceding, a Participant may elect, at any time prior to his Required Beginning Date, to receive the entire amount of his accounts in a lump sum. If such an election is made, the Participant will receive, on or before December 31 of each subsequent calendar year, a lump sum distribution of any subsequent amounts allocated to his account.

           9.4    REQUIRED  BEGINNING  DATE. The Required  Beginning  Date  of a
Participant who attained age 70-1/2 before January 1, 1988 and who was not a Five Percent Owner at any time after the first day of the Plan Year in which he attained age 66-1/2 shall be the April 1 following the calendar year in which he terminates employment. The Required Beginning Date of any other Participant shall be the later of April 1, 1990, or the April 1 following the calendar year in which the Participant attains age 70-1/2.

           9.5 NOTIFICATION OF ELIGIBILITY TO RECEIVE AND CONSENT TO EARLY RETIREMENT BENEFITS. In the event that the amount to be distributed to a Participant pursuant to Section 9.2 exceeds $3,500, such Participant shall receive from the Committee a written notification of:

                  (a)   the value of his benefits under the Plan; and

                  (b) his right, if any, to defer receipt of Early Retirement benefits.

            The Participant's consent to the distribution of disability benefits must be:

                  (a)   in writing;

                  (b) made after the Participant receives the notice described in the preceding sentence; and

                  (c) made within 90 days before the Valuation Date as of which distribution to the Participant is to be made.

            9.6 WAIVER OF NOTICE. Notwithstanding the provisions of this Section which require that distribution cannot be made as of a Valuation Date which occurs less than 30 days after the date the Participant receives the notice described in Section 9.5, a Participant may waive the 30-day requirement by returning his distribution election forms before 30 days have elapsed. In this event distribution will be made within 60 days after the Valuation Date next following the date the Participant returns his forms.

            9.7 DEFERRAL OF DISTRIBUTION. Notwithstanding the provisions of this Section, a Participant who is entitled to a distribution under Section 9.1 or 9.2 may elect to defer his distribution beyond his Early Retirement Date or Normal Retirement Date. Such a Participant may withdraw all or any portion of his vested account balances as of any subsequent Valuation Date. If the Participant has not withdrawn all of his vested account balances as of his Required Beginning Date, his accounts will be distributed in accordance with
Section 9.3.

            9.8 INSTALLMENT OPTION. Subject to the provisions of Section 9.3, a Participant who has terminated employment and has either (i) completed ten (10) years of Service and reached age 55, (ii) reached age 65, or (iii) terminated employment on account of permanent and total disability may elect, on a form provided by the Plan Administrator, distribution of his accounts in equal annual, semi-annual or quarterly payments.

An installment payment shall not be less than $500 and shall continue in the amount and for the frequency elected until the Participant shall change such election. A Participant may in his discretion change the amount and/or frequency of his installment payments in accordance with procedures prescribed by the Company. In the event that a Participant who elects this installment option dies before the entire amount in his accounts has been distributed, distribution will be made to such Participant's surviving spouse or designated beneficiary (as provided in Section 12) in a lump sum.

                                   SECTION 10
                           DISTRIBUTIONS AT DISABILITY

          10.1 DISTRIBUTIONS UPON DISABILITY. If a Participant becomes permanently and totally disabled while in the employment of the Employer, his accounts shall become fully vested, and shall be distributed to him in a lump sum in accordance with Sections 10.1 (a), (b), or (c) below.

                  (a)   DISTRIBUTIONS OF  $3,500  OR  LESS.  Distribution  to  a
      Participant who terminates employment at his Disability Retirement Date and whose vested account balances do not exceed $3,500 shall be made within 60 days following the date which is one year after the Participant's Disability Retirement Date unless the Participant elects on forms prescribed by the Plan Administrator to receive distribution on an earlier date after his Disability Retirement Date, in which event distribution shall be made within 60 days after the Valuation Date coinciding with or next following the date the election form is received by the Plan Administrator in the St. Louis office.

                  (b) DISTRIBUTIONS IN EXCESS OF $3,500. In the event that the vested account balances of a Participant who terminates employment at his Disability Retirement Date exceed $3,500, such Participant shall receive the notice described in Section 10.4 during the period which is not less than 30 or more than 90 days prior to the date which is one year after the Participant's Disability Retirement Date unless the Participant elects on forms prescribed by the Plan Administrator to receive distribution on an earlier date after his Disability Retirement Date, in which event the Participant shall receive the notice as soon as administratively feasible following the date the election form is received by the Plan Administrator. If the Participant consents to the distribution of his accounts in the manner required under
      Section 10.4 within 60 days after receiving such notice, distribution of his accounts will be made within 60 days after the Valuation Date coincident with or next following the later of the date the Participant consents to the distribution or the date 30 days after the Participant receives the notice.

                  (c) FAILURE TO CONSENT TO DISTRIBUTION. In the event that a Participant whose vested account balances exceed $3,500 does not consent to the distribution of his accounts in accordance with Sections 10.1(a) or
      (c) above when first eligible to do so, his accounts shall be distributed to him within 60 days after the Valuation Date coinciding with or next following his attainment of age 65. Notwithstanding the preceding, such Participant may notify the Employer at any time following his Disability Retirement Date that he wants to receive the notice described in Section
      10.4. The Committee shall distribute such notice as soon as administratively feasible following the date such request is received by the Plan Administrator. If such

      Participant consents to the distribution of his accounts in the manner required under Section 10.4 within 60 days following the receipt of such notice, distribution of his accounts will be made within 60 days after the Valuation Date coincident with or next following the later of the date the Participant consents to the distribution or the date 30 days after the Participant receives the notice.

            For purposes of this Section and Sections 11.1 and 12.1, a Participant who is permanently and totally disabled as described in Section 10.2 while in the employment of the Employer shall be deemed to have terminated such employment on the date the Plan Administrator determines that he is permanently and totally disabled.

            10.2    DETERMINATION  OF  DISABILITY.   A   Participant   shall  be
considered permanently and totally disabled only if:

                    (a) he has been totally disabled by bodily injury or disease so as to be prevented thereby from engaging in any occupation or employment for remuneration or financial benefit to himself or others, and

                    (b) such total disability shall have continued for a period of 6 consecutive months and will, in the opinion of a qualified physician satisfactory to the Plan Administrator, be permanent and continuous during the remainder of such Participant's lifetime.

            10.3 PURPOSE OF DISABILITY PAYMENTS. The provisions of this Section of the Plan are intended to serve as an accident or health plan and payments under this Section constitute payments for the permanent loss or loss of use of a member or function of the body, or the permanent disfigurement of a Participant. Any such payments are intended to qualify for the exclusion from gross income described in Section 105(c) of the Code.

            10.4 NOTIFICATION OF ELIGIBILITY TO RECEIVE AND CONSENT TO DISABILITY BENEFITS. In the event that the amount to be distributed to a Participant pursuant to Section 10.1 exceeds $3,500, such Participant shall receive from the Committee a written notification of:

                  (a)  the value of his benefits under the Plan; and

                  (b) his right, if any, to defer receipt of disability benefits.

            The Participant's consent to the distribution of disability benefits must be:

                  (a)  in writing;

                  (b) made after the Participant receives the notice described in the preceding sentence; and

                  (c) made within 90 days before the Valuation Date as of which distribution to the Participant is to be made.

           10.5 WAIVER OF NOTICE. Notwithstanding the provisions of this Section which require that distribution cannot be made as of a Valuation Date which occurs less than 30 days after the date the Participant receives the notice described in Section 10.4, a Participant may waive the 30-day requirement by returning his distribution election forms before 30 days have elapsed. In this event distribution will be made within 60 days after the Valuation Date next following the date the Participant returns his forms.

           10.6 DEFERRAL OF DISTRIBUTION TO REQUIRED BEGINNING DATE. Notwithstanding the provisions of this Section, a Participant may submit to the Plan Administrator a written statement, signed by the Participant, which sets forth a Valuation Date after his Normal Retirement Date but before his Required Beginning Date as of which his accounts will be paid.

                                   SECTION 11
              DISTRIBUTIONS AT TERMINATION OF EMPLOYMENT (VESTING)

          11.1 DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT. A Participant whose employment with the Employer is terminated prior to the earliest of his death, Disability Retirement Date or Early or Normal Retirement Date shall receive a distribution of the vested portion of his accounts in a lump sum in accordance with Sections 11.1 (a), (b), or (c) below:

                  (a) DISTRIBUTIONS OF $3,500 OR LESS. Distribution to a Participant who terminates employment prior to his death, Disability
      Retirement Date or Early or Normal Retirement Date and whose vested account balances do not exceed $3,500 shall be made within 60 days after the last day of the Plan Year in which he terminates employment, provided he is not an Employee on such date.

                  (b)    DISTRIBUTIONS  IN  EXCESS OF $3,500.  In the event that
      the vested account  balances of a Participant  who  terminates  employment prior  to his  death,  Disability  Retirement  Date  or  Early  or  Normal
      Retirement Date exceed $3,500, such Participant shall receive a distribution of his accounts in a lump sum within 60 days after the Employee attains age 65.

                  (c) FAILURE TO CONSENT TO DISTRIBUTION. In the event that a Participant whose vested account balances exceed $3,500 wishes to receive distribution of his accounts before age 65, such Participant may notify the Employer at any time after his termination that he wants to receive the notice described in Section 11.5. The Committee shall distribute such notice as soon as administratively feasible following the date such request is received by the Plan Administrator. If such Participant consents to the distribution of his accounts in the manner required under Section 11.5 within 60 days following the receipt of such notice, distribution of his accounts will be made within 60 days after the Valuation Date coincident with or next following the later of the date the Participant consents to the distribution or the date 30 days after the Participant receives the notice.

          11.2    DETERMINATION OF VESTED PORTION.

                  (a)   A  Participant's   Salary   Reduction  and   Participant
      Contribution Account shall be 100% vested and nonforfeitable at all times.

                  (b)   A Participant (other  than a  Participant  described  in
      Section 11.2(c) below) shall have a vested and nonforfeitable percentage of his Company Match and Retirement Medical Accounts equal to the greater of the percentage determined under the following two schedules:

      1.         YEARS                          PERCENTAGE OF
            OF PARTICIPATION                    ACCOUNT VESTED

            less than 2                                 0%
            2 but less than 3                          25%
            3 but less than 4                          50%
            4 but less than 5                          75%
            5 or more                                 100%

      2.      YEARS                              PERCENTAGE OF
            OF SERVICE                           ACCOUNT VESTED

            less than 5                                 0%
            5 or more                                 100%



                  (c) A Participant who is an Employee of Paint Creek Terminals, Inc. shall have a vested and nonforfeitable percentage of his Company Match and Retirement Medical Accounts determined solely under schedule 2 above.

                  (d) All earnings allocated to a Participant's account under the Plan shall be 100% vested and nonforfeitable at all times.

          11.3 FORFEITURES. When a Participant's employment with the Employer is terminated prior to the earliest of his death, Disability Retirement Date or Early or Normal Retirement Date and he has either received a distribution of his entire vested accounts or incurred six consecutive Breaks in Service, the lesser of the non-vested portion of his accounts or the non-vested amount of Company Contributions made on behalf of the Participant shall immediately be forfeited and shall be used to reduce Employer Contributions otherwise due under Section 4.4. Following such forfeiture, the Participant shall be 100% vested in the balance, if any, of his accounts.

          11.4 BUY-BACK. In the event that a Participant whose accounts are not 100% vested receives a distribution of his account before he has suffered five consecutive Breaks in Service, if such Participant is subsequently rehired before he suffers five consecutive Breaks in Service, the Participant may, before the earlier of: (a) the date which is five years after the date the Participant was reemployed by the Employer; and (b) the date the Participant suffers a fifth consecutive Break in Service, repay the amount of the distribution which he previously received as a result of his election under
Section 11.1. When such repayment occurs, the balance of the non-vested portion of the Participant's accounts as of the date of the Participant's termination of employment will be restored through an Employer Contribution unadjusted by gains or losses which occurred subsequent to the Participant's termination of employment.

          11.5 NOTIFICATION OF ELIGIBILITY TO RECEIVE AND CONSENT TO VESTED BENEFITS. In the event that the amount to be distributed to a Participant pursuant to Section 11.1 exceeds $3,500, such Participant shall receive a written notification of:

                  (a)   the value of his benefits under the Plan; and

                  (b) his right, if any, to defer receipt of vested benefits.

            The Participant's consent to the distribution of the vested portion of his accounts must be:

                  (a)   in writing;

                  (b) made after the Participant receives the written notice described in the preceding sentence; and

                  (c) made within 90 days before the Valuation Date as of which distribution to the Participant is to be made.

            11.6 WAIVER OF NOTICE. Notwithstanding the provisions of this Section which require that distribution cannot be made as of a Valuation Date which occurs less than 30 days after the date the Participant receives the notice described in Section 11.5, a Participant may waive the 30-day requirement by returning his distribution election forms before 30 days have elapsed. In this event distribution will be made within 60 days after the Valuation Date next following the date the Participant returns his forms.

          11.7 DEFERRAL OF DISTRIBUTION TO REQUIRED BEGINNING DATE. Notwithstanding the provisions of this Section, a Participant may submit to the Plan Administrator a written statement, signed by the Participant, which sets forth a Valuation Date after his Normal Retirement Date but before his Required Beginning Date as of which his accounts will be paid.

                                   SECTION 12
                             DISTRIBUTIONS AT DEATH

          12.1 DISTRIBUTIONS UPON DEATH. Upon the death of a Participant while in the employment of the Employer, the Participant's accounts shall become fully vested and shall be distributed in a lump sum to his spouse or beneficiaries in accordance with Sections 12.2, 12.3 and 12.4 within 90 days after the Valuation Date coinciding with or next following his date of death. Upon the death of a Participant after termination of his employment with the Employer, the vested portion of the Participant's remaining account balances shall be distributed in a lump sum to his spouse or beneficiaries in accordance with Sections 12.2, 12.3 and 12.4 within 90 days after the Valuation Date coinciding with or next following his date of death.

          12.2 DISTRIBUTION TO SPOUSE. Upon the death of a Participant, the entire balance of his accounts shall be distributed to his surviving spouse, if any, unless the surviving spouse has consented in the manner required under
Section 12.5 to a designated beneficiary and one or more designated beneficiaries survives the Participant. If upon the death of the Participant, the Participant has no surviving spouse or the Participant's surviving spouse has consented to the designation of a beneficiary in the manner required under
Section 12.5, the entire balance of his accounts shall be divided among the primary or contingent beneficiaries designated by such Participant who survive the Participant.

          12.3 DESIGNATION OF BENEFICIARY. Each Participant shall have the right to name and change primary and contingent beneficiaries under the Plan on a form provided for that purpose by the Plan Administrator.

          12.4 BENEFICIARY NOT DESIGNATED. In the event the Participant has no surviving spouse and has either failed to designate a beneficiary or no designated beneficiary survives him, the amounts otherwise payable to a beneficiary under the provisions of this Section shall be paid to the Participant's executor or administrator.

          12.5     SPOUSAL CONSENT TO DESIGNATION OF  BENEFICIARY.   The  spouse
of a Participant may consent in writing to the designation of a beneficiary other than the spouse or to a change in the designation of a beneficiary other than the spouse. The spouse's consent must acknowledge the effect of such designation of an alternate beneficiary (or change in the alternate beneficiary) and must be witnessed by a notary public or plan representative. Any such consent must be filed with the Plan Administrator in order to be effective. No consent need be obtained in the event the Participant has no spouse or the Participant's spouse cannot be located. In this event, the Participant must certify on a form provided by the Employer that he has no spouse or that his spouse cannot be located in order for his beneficiary designation to be effective.

                                   SECTION 13
                         LEAVES OF ABSENCE AND TRANSFERS

          13.1 MILITARY LEAVE OF ABSENCE. So long as The Vietnam Era Veterans Readjustment Act of 1974 or any similar law shall remain in force, providing for re-employment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in such Act from time to time in force, shall, for all purposes of this Plan, be considered as having been in the employment of the Employer, with the time of his service in the military credited to his Service; provided that upon such Employee being discharged from the military service of the United States he applies for re-employment with the Employer and takes all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided by The Vietnam Era Veterans Readjustment Act of 1974, or any similar law from time to time in force.

          13.2 OTHER LEAVES OF ABSENCE. An Employee on an Employer-approved leave of absence not described in Section 13.1 above shall for all purposes of this Plan be considered as having continued in the employment of the Employer for the period of such leave, provided that the Employee returns to the active employment of the Employer before or at the expiration of such leave. Such approved leaves of absence shall be given on a uniform, non-discriminatory basis in similar fact situations.

          13.3    TRANSFERS.  In the event that:

                  (a) a Participant is transferred to employment with a member of the Controlled Group which has not adopted the Plan or to employment with the Employer in a status other than as an Employee; or

                  (b) a person is transferred from employment with a member of the Controlled Group which has not adopted the Plan or from other employment with the Employer in a status other than Employee to employment with the Employer under circumstances making such person an Employee; or

                  (c) a person was employed by a member of the Controlled Group, which has not adopted the Plan, terminated his employment and was subsequently employed by an Employer as an Employee;

then the following provisions of this Section shall apply:

                  (a) transfer to employment (i) with a member of the Controlled Group which has not adopted the Plan or (ii) with the Employer not as an Employee shall not be considered termination of employment with the Employer, and such transferred person shall continue to be entitled to the benefits provided in the Plan, as modified by this Section;

                  (b)   any   employment  with  a member of the Controlled Group
      which has not adopted the Plan or with the Employer not as an Employee will be deemed to be employment by the Employer;

                  (c) no amounts earned from a member of the Controlled Group at a time when it has not adopted the Plan or from the Employer not as an Employee shall constitute Compensation hereunder;

                  (d) termination of employment with a member of the Controlled Group which has not adopted the Plan by a person entitled to benefits under this Plan (other than to transfer to employment with the Company or another member of the Controlled Group) shall be considered as termination of employment with the Employer;

                  (e) all former U.S. Steel Lynch District Salaried Employees retained by Arch of Kentucky will receive credit for their years of service and years of participation in the Savings Plan of Salaried
      Employees of United States Steel Corporation as of September 28, 1984 provided these employees elect to participate in this Plan by September 28, 1985;

                  (f) all Arch on the Green, Inc. (formerly Brown Badgett, Inc.) employees retained by the Employer will receive credit for their years of service and years of participation in the Diamond Shamrock Coal Company Defined Contribution Plan as of June 30, 1987 provided these employees elect to participate in this Plan by June 30, 1988;

                  (g) all Employees of Red Warrior Coal Company, Arch of Wyoming, Inc., Paint Creek Terminals, Inc., Big

      Sandy Terminal, Inc., and Lone Mountain Processing, Inc. will receive credit for years of service for their period of employment with their respective Employer prior to the date these companies became members of the Controlled Group; and

                  (h) all other terms and provisions of this Plan shall fully apply to such person and to any benefits to which he may be entitled hereunder.

                                   SECTION 14
                                     TRUSTEE

           The Company has selected INVESCO to hold and administer the assets of the Plan and shall enter into a trust or custodial agreement with such Trustee. The Company may change the Trustee from time to time subject to the terms of the trust or custodial agreement.

                                   SECTION 15
                                CLAIMS PROCEDURE

          15.1 CLAIM. A Participant or beneficiary or other person who believes that he is being denied a benefit to which he is entitled (hereinafter referred to as "Claimant") may file a written request for such benefit with the Plan Administrator, setting forth his claim. The request must be addressed to:
Plan Administrator, Arch Coal, Inc. and Subsidiaries Employee Thrift Plan, CityPlace One, St. Louis, Missouri 63141.

          15.2 CLAIM DECISION. Upon receipt of a claim the Plan Administrator shall advise the Claimant that a reply will be forthcoming within 90 days and shall in fact deliver such reply in writing within such period. The Plan Administrator may, however, extend the reply period for an additional 90 days for reasonable cause. If the claim is denied in whole or in part, the Plan Administrator will adopt a written opinion using language calculated to be understood by the Claimant setting forth:

                  (a)    the specific reason or reasons for the denial;

                  (b)    specific references to pertinent  Plan   provisions  on
      which the denial is based;

                  (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation why such material or such information is necessary;

                  (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

                  (e)    the time limits for requesting a review  under  Section
      15.3 and a review under Section 15.4.

          15.3 REQUEST FOR REVIEW. Within 60 days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Committee review the determination of the Plan Administrator. Such request must be addressed to: Committee, Arch Coal, Inc. and Subsidiaries Employee Thrift Plan, CityPlace One, St. Louis, Missouri 63141. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review of the Plan Administrator's determination by the Committee within such 60-day period, he shall be barred and estopped from challenging the Plan Administrator's determination.

          15.4 REVIEW ON APPEAL. Within 60 days after the Committee's receipt of a request for review, the Committee will review the Plan Administrator's determination. After considering all materials presented by the Claimant, the Committee will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent Plan provisions on which the decision is based. If special circumstances require that the 60-day period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible but not later than 120 days after receipt of the request for review. The Committee shall possess and exercise discretionary authority to make determinations as to a Participant's eligibility for benefits and to construe the terms of the Plan. The decision of the Committee shall be final and non-reviewable unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Employer and the Claimant.

                                   SECTION 16
                            AMENDMENT OR TERMINATION

          The Company shall have the right, by action of the Board, at any time and from time to time to amend, in whole or in part, any and all of the provisions of the Plan and to terminate the Plan. Each Employer shall have the right at any time to terminate the Plan with respect to Participants employed by it. The right is subject to the condition that no part of the assets shall, by reason of any amendment or termination, be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries under the Plan. Upon termination, partial termination, complete discontinuance of contributions, or a Participant's involuntary termination of employment without cause as a direct result of the sale or other disposition by the Company of a portion of its business, all Participants' accounts (or, in the case of a partial termination or involuntary termination of employment as a direct result of the sale or other disposition by the Company of a portion of its business, the accounts of that particular group of Participants) shall become fully vested, and shall not thereafter be subject to forfeiture.

                                   SECTION 17
                              TOP-HEAVY DEFINITIONS

          17.1 "ACCRUED BENEFITS" means "the present value of accrued benefits" as that phrase is defined under regulations issued under Section 416 of the Code. For purposes of Sections 17 and 18 hereof, the Accrued Benefits of any Participant (other than a Key Employee) shall be determined under the single accrual rate used for all Qualified Plans of the Employer which are defined benefit plans, or if there is no single accrual rate, Accrued Benefits shall be determined as accruing no more rapidly than the slowest rate permitted under
Section 411(b)(1)(C) of the Code.

          17.2 "BENEFICIARIES" means the person or persons to whom the share of a deceased Participant's account is payable.

          17.3 "DETERMINATION DATE" means for a Plan Year the last day of the preceding Plan Year.

          17.4 "FORMER KEY EMPLOYEE" means any person presently or formerly employed by the Controlled Group (and the Beneficiaries of such person) who during the Plan Year is not classified as a Key Employee but who was classified as a Key Employee in a previous Plan Year; provided, however, that a person who has not performed any services for the Controlled Group at any time during the five year period ending on the Determination Date (and the Beneficiaries of such persons) shall not be considered a Former Key Employee.

          17.5    "KEY EMPLOYEE" means any person presently or



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

formerly employed by the Controlled Group (and the Beneficiaries of such person) who is a "key employee" as that term is defined in Section 416(i) of the Code and the regulations thereunder; provided, however, that a person who has not performed any services for the Controlled Group at any time during the five year period ending on the Determination Date (and the Beneficiaries of such persons) shall not be considered a Key Employee. For purposes of determining whether a person is a Key Employee, the definition of Top-Heavy Compensation shall be applied.

          17.6 "NON-KEY EMPLOYEE" means any person presently or formerly employed by the Controlled Group (and the Beneficiaries of such person) who is not a Key Employee or a Former Key Employee; provided, however, that a person who has not performed any services for the Controlled Group at any time during the five year period ending on the Determination Date (and the Beneficiaries of such persons) shall not be considered a Non-Key Employee.

          17.7 "PERMISSIVE AGGREGATION GROUP" means each Qualified Plan of the Controlled Group in the Required Aggregation Group plus each other Qualified Plan which is not part of the Required Aggregation Group but which satisfies the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group.

          17.8     "REQUIRED   AGGREGATION  GROUP"  means  each  Qualified  Plan
(including any terminated Qualified Plan) of the Controlled



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

Group in which a Key Employee participates during the Plan Year containing the Determination Date or any of the four preceding Plan Years and each other Qualified Plan (including any terminated Qualified Plan) of the Controlled Group which during this Period enables any Qualified Plan (including any terminated Qualified Plan) in which a Key Employee participates to meet the requirements of
Section 401(a)(4) or 410 of the Code.

          17.9 "SUPER TOP-HEAVY GROUP" means, for a Plan Year, the Required Aggregation Group if, and only if, the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees exceeds 90% of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans in the Required Aggregation Group for all Key Employees and Non-Key Employees; provided, however, that the Required Aggregation Group will not be a Super Top-Heavy Group for a Plan Year if the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees does not exceed 90% of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans in the Permissive Aggregation Group for all Key Employees and Non-Key Employees. If the Qualified Plans in the Required or Permissive Aggregation Group have different Determination Dates, the Accrued Benefits under each such Plan shall be calculated separately, and the Accrued Benefits as of Determination Dates for such Plans that fall within the same calendar year shall be aggregated.

          17.10 "TOP-HEAVY COMPENSATION" means the lesser of $200,000 or the gross amount earned by an Employee from the Employer during the Plan Year for services rendered while a Participant as shown on his Form W-2.

          17.11 "TOP-HEAVY GROUP" means, for a Plan Year, the Required Aggregation Group if, and only if, the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans (including any terminated Qualified Plan) in the Required Aggregation Group for Key Employees exceeds 60% of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans (including any terminated Qualified Plan) in the Required Aggregation Group for all Key Employees and Non-Key Employees; provided, however, that the Required Aggregation Group will not be a Top-Heavy Group for a Plan Year if the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees does not exceed 60% of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans (including any terminated Qualified Plan) in the Permissive Aggregation Group for all Key Employees and Non-Key Employees. If the Qualified Plans in the Required or Permissive Aggregation Group have different Determination Dates, the Accrued Benefits under each such Plan shall be calculated separately, and the Accrued Benefits as of Determination Dates for such Plans


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

that fall within the same calendar year shall be aggregated.


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


                                   SECTION 18
                                 TOP-HEAVY RULES

          18.1 SPECIAL TOP-HEAVY RULES. If for any Plan Year the Plan is part of a Top-Heavy Group, then, effective as of the first day of such Plan Year the following provisions shall apply to Participants who accrue an Hour of Employment on or after the first day of such Plan Year:

                  (a) The vesting schedule in Section 11.2(b)(2) is deleted and replaced by the following:

YEARS OF SERVICE                    PERCENTAGE OF ACCOUNT VESTED

Less than 3                                      0%
3 or more                                      100%



                  (b)    A new Section 8.3 is added as follows:

          18.2 MINIMUM ALLOCATION IF PLAN IS PART OF TOP-HEAVY GROUP. Notwithstanding the foregoing, for each Plan Year in which the Plan is part of a Top-Heavy Group, the sum of the Employer contributions and forfeitures allocated under the Plan to the account of each Non-Key Employee who is both a Participant and Employee on the last day of such Plan Year shall be at least equal to the lesser of three percent of such Non-Key Employee's Top-Heavy Compensation for such Plan Year or the largest percentage of Top-Heavy Compensation allocated to the account of any Key Employee; provided, however, that if for any Plan Year a Non-Key Employee is a Participant in both this Plan and one or more defined contribution plans, the Employer need not provide the minimum allocation described in the preceding sentence for such Non-Key Employee if the Employer satisfies the minimum allocation requirement of Section 416(c)(2)(B) of the Code for the Non-Key Employee in such other defined contribution plans. Amounts which a Non-Key Employee or Key Employee elects to contribute on a pre-tax basis to a Qualified Plan which meets the requirements of Section 401(k) of the Code shall be considered an Employer contribution for purposes of Section 17.1; provided, however, that such pre-tax contributions made by Non-Key Employees may not be taken into account in determining the minimum allocation provided under this Section 8.3. In addition, Matching Contributions made on behalf of Non-Key Employees may not be taken into account in determining the minimum allocation provided under this Section 8.3.

          18.3 ADJUSTMENTS IN SECTION 415 LIMITS. If for any Plan Year the Plan is part of a Super Top-Heavy Group, or the Plan is part of a Top-Heavy
Group and fails to provide an allocation of Employer contributions and forfeitures on behalf of each Non-Key Employee who is both a Participant and Employee on the last day of such Plan Year equal to at least the lesser of four percent of each such Non-Key Employee's Top-Heavy Compensation or the largest percentage of Top-Heavy Compensation allocated on behalf of any Key Employee for the Plan Year, effective as of the first day of such Plan Year the adjustments to the limits in Section 19.11 set forth in Section 416(h) of the Code shall be applied.



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


                                   SECTION 19
                                  MISCELLANEOUS

           19.1 PARTICIPANTS' RIGHTS. Neither the establishment of the Plan hereby created, nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, any officer or Employee thereof, the Trustee or the Board except as herein provided. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby.

          19.2 SPENDTHRIFT CLAUSE. Except as provided in Section 6.2, no benefit or beneficial interest provided under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, either voluntary or involuntary, and any attempt to so alienate, anticipate, sell, transfer, assign, pledge, encumber or charge the same shall be null and void. No such benefit or beneficial interest shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are or may be payable.

          19.3 DELEGATION OF AUTHORITY BY EMPLOYER. Whenever the Employer, under the terms of this Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer thereunto duly authorized by the Board.

          19.4 DISTRIBUTIONS TO MINORS. In the event that any portion of the Plan becomes distributable to a minor or other


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

person under legal  disability (as determined by the laws of the jurisdiction in
which  he  then  resides),   the  Plan  Administrator  shall  direct  that  such
distribution be made to the legal representative of such minor or other person.

          19.5 CONSTRUCTION OF PLAN. This Plan shall be construed according to the laws of the State of Missouri, and all provisions of the Plan shall be administered according to the laws of such state.

          19.6 GENDER AND NUMBER. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections are inserted for convenience of reference, constitute no part of the Plan and are not to be considered in the construction hereof.

          19.7 SEPARABILITY OF PROVISIONS. If any provision o f this Plan shall be for any reason invalid or unenforceable, the remaining provisions shall nevertheless be carried into effect.

          19.8 DIVERSION OF ASSETS. No part of the assets of the Plan shall be used for, or diverted to, purposes other than the exclusive benefit of Participants or their beneficiaries. Except as provided in Section 4.7, the Employer shall have no beneficial interest in the assets of the Plan or any part thereof and no part of the assets of the Plan shall revert or be repaid to the

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

Employer, directly or indirectly.

          19.9 SERVICE OF PROCESS. The Vice President/Human Resources of the Company shall constitute the Plan's agent for service of process.

          19.10 MERGER. Effective May 1, 1994, the Agipcoal America, Inc. Savings Plan and Agipcoal America, Inc. Retirement Plan are merged into the Plan. No accrued benefit of a participant of the Agipcoal America, Inc. Savings Plan, the Agipcoal America, Inc. Retirement Plan or the Plan shall decrease on account of the merger. The accounts from the Agipcoal America, Inc. Savings Plan and the Agipcoal America, Inc. Retirement Plan shall be segregated from the other accounts of the Plan and the benefits which accrued under the Agipcoal America, Inc. Savings Plan and the Agipcoal America, Inc. Retirement Plan on or before April 30, 1994 shall be 100% vested. Notwithstanding the above, the distribution options available under the Agipcoal America, Inc. Savings Plan and the Agipcoal America, Inc. Retirement Plan will continue to be available to Participants with respect to benefits accrued under the Agipcoal America, Inc. Savings Plan and the Agipcoal America, Inc. Retirement Plan. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall (as if the Plan had then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger,

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

consolidation or transfer (if the Plan had then terminated).

          19.11   BENEFIT LIMITATION.

                  (a) Notwithstanding any other provision hereof, the amounts allocated to a Participant during the Limitation Year under the Plan and allocated to the Participant under any other defined contribution plan to which the Company or any other member of the Controlled Group has contributed shall be proportionately reduced, to the extent necessary, so that the annual addition does not exceed the least of:

                        (1)   $30,000; or

                        (2) 25% of the Participant's remuneration (as defined in Treasury Regulation Section 1.415-2(d)) from the Company or any member of the Controlled Group during the Limitation Year; or

                        (3) such other limits set forth in Section 415 of the Code.

      The amount set forth in subparagraph (1) above shall automatically be adjusted to reflect adjustments made by applicable law.

                  (b) For purposes of this Section, Limitation Year means the 12 month period commencing on January 1 and ending on December 31.

                  (c) In the event that a Participant is covered under one or more defined benefit plans to which the Company or another member of the Controlled Group contributes, the Participant's projected annual benefit under such defined benefit plans shall be limited to the extent necessary so that the sum of the defined benefit plan fraction and defined contribution plan fraction (as such terms are defined in Section 415 of the Code) does not exceed the limits set forth in Section 415(e) of the Code.

                  (d) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's remuneration, or other limited facts and circumstances, the annual additions under the Plan for a particular Participant exceed the limitations in this Section, the excess amounts will not be deemed annual additions for the Limitation Year but will be held in a suspense account and used to reduce Employer contributions otherwise due under Section 4.4.

          19.12   COMMENCEMENT OF BENEFITS.

                  (a) Notwithstanding any other Section of the Plan, the payment of benefits under the Plan to the Participant will begin not later than the 60th day after the close of the Plan Year in which the last of the following occurs, unless the Participant chooses to defer receipt until a later date as provided under Sections 9, 10 or 11.1:

                        (1)   the date on which the  Participant attains age 65;
            or

                        (2) the 10th anniversary of the date on which the Participant commenced participation in the Plan; or


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

                        (3) the Participant's termination of employment with the Employer.

                  (b) Notwithstanding Section 19.12(a) or any other provision of the Plan, if the amount of payment cannot be ascertained, or if it is not possible to make payment because the Plan Administrator cannot locate the Participant after making reasonable efforts to do so, a retroactive payment may be made no later than sixty days after the earliest date on which the amount of such payment can be ascertained or the date on which the Participant is located, whichever is applicable.

                  (c) (1) If the Plan Administrator is unable to locate any person entitled to receive distribution from an account hereunder, such account shall be forfeited on the date 2 years after (i) the date the Plan Administrator sends by certified mail a notice concerning the benefits to such person at his last known address or
            (ii) the Plan Administrator determines that there is no last known address.

                        (2) If an account is forfeited under (c)(l) and a person otherwise entitled to the account subsequently files a claim with the Plan Administrator during any Plan Year, the account will be restored to the amount which was forfeited without regard to any earnings or losses that would have been allocated. Such restoration shall first be taken out of


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

            forfeitures which have not been used to reduce Employer Contributions and if such forfeitures are insufficient to restore such person's account balance, restoration shall be made by an Employer contribution to the Plan.

          19.13 QUALIFIED DOMESTIC RELATIONS ORDER. Notwithstanding anything in the Plan to the contrary, benefits may be distributed in accordance with the terms of a Qualified Domestic Relations Order ("QDRO"). For this purpose a QDRO is any Domestic Relations Order determined by the Employer to be a Qualified Domestic Relations Order within the meaning of Section 414(p) of the Code pursuant to this Section.

                  (a) A Domestic Relations Order means a judgment, decree, or order (including the approval of a property settlement agreement) which

                        (1) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                        (2) is made pursuant to a state domestic relations law, and

                        (3) creates or recognizes the existence of an Alternate Payee's right, or assigns to the Alternate Payee the right, to receive all or a portion of the benefits of the Participant under the Plan.

                  An "Alternate Payee" includes any spouse, former spouse, child, or other dependent of a Participant who is




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

designated by the Domestic Relations Order as having a right to receive all or a portion of the benefits payable under the Plan with respect to the concerned Participant.

                  (b) To be a QDRO, the Domestic Relations Order must meet the specifications set forth in Section 414(p) of the Code and must clearly specify the following:

                        (1)   Name  and  last  known  mailing  address   of  the
            Participant.

                        (2) Name and last known mailing address of each Alternate Payee covered by the Domestic Relations Order.

                        (3) The amount or the percentage of the Participant's benefit to be paid to each Alternate Payee, or the manner in which such amount or percentage is to be determined.

                        (4) The number of payments or period to which the Domestic Relations Order applies.

                        (5) Each Plan to which the Domestic Relations Order applies.

                  (c) The status of any Domestic Relations Order as a QDRO shall be determined under the following procedures:

                        (1)   Promptly  upon  receiving  a  Domestic   Relations
            Order, the Employer will

                              (A) refer the Domestic Relations Order to legal counsel for the Plan to render an opinion within 90 days (or such earlier period as shall be


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

                  provided by applicable law) whether the Domestic Relations Order is a QDRO, and

                              (B)   notify the  affected   Participant  and  any
                  Alternate Payee of the receipt by the Plan of the Domestic Relations Order and of this procedure.

                       (2) Promptly upon receiving the determination made by the Plan's legal counsel of the status of the Domestic Relations Order, the affected Participant and each Alternate Payee (or any representative designated by an Alternate Payee by written notice to the Employer) shall be furnished a copy of such determination. The notice of determination shall state

                              (A)   whether   the   Plan's   legal  counsel  has
                  determined that the Domestic Relations Order is a QDRO, and

                              (B) once such legal counsel determines whether the Domestic Relations Order constitutes a QDRO, that the Employer will commence any payments currently due under the Plan to the person or persons entitled thereto after the expiration of a period of 60 days commencing on the date of the mailing of the notice unless prior thereto the Employer receives notice of the institution of legal proceedings disputing the determination.

                  The Employer shall, as soon as practical after such 60 day period, ascertain the dollar amount currently payable to each payee pursuant to the Plan and the QDRO, and any such amounts shall be disbursed by the Plan.

                        (3) If there is a dispute on the status of a Domestic Relations Order as a QDRO, there shall be a delay in making payments. The Employer shall direct that the amounts otherwise payable be held in a separate account within the Plan. If within 18 months thereafter, the Domestic Relations Order is determined not to be a valid QDRO, or the status of the Domestic Relations Order has not been finally determined, the segregated or escrow amounts (including interest thereon) shall be paid to the person or persons who would have been entitled to such amounts if there had been no Domestic Relations Order. Any determination thereafter that the Domestic Relations Order is a QDRO shall be applied prospectively only.

                  (d) Benefits may be distributed to an Alternate Payee pursuant to a QDRO in the form of an immediate lump sum even if the Participant is not currently entitled to receive a lump sum and has not attained age 50.

          19.14 WRITTEN EXPLANATION OF ROLLOVER TREATMENT. The Committee of this Plan shall, when making an eligible rollover distribution, provide a written explanation to the recipient of such distribution of his right to roll over such distribution to an eligible retirement plan and, if applicable, his right to the special five or ten-year averaging and capital gains tax treatment in the Code. Such written explanation will be provided to the recipient in accordance with rules prescribed by the Internal Revenue Service.

          19.15 LEASED EMPLOYEES. Any person who is a leased employee (within the meaning of Section 414(n) of the Code) of any member of the Controlled Group shall be treated for all purposes of the Plan as if he were employed by a member of the Controlled Group which has not adopted the Plan.

          19.16 SPECIAL DISTRIBUTION OPTION. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's (as hereinafter defined) election this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of the Eligible Rollover Distribution (as hereinafter defined) paid directly to an Eligible Retirement Plan (as hereinafter defined) specified by the Distributee in a Direct Rollover.

                  (a) An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantial equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                  (b)   An Eligible   Retirement   Plan  is  (a)  an  individual
      retirement account described in Section 408(a) of the Code, (b) an individual retirement annuity described in Section 408(b) of the Code, (c) an annuity plan described in Section 403(a) of the Code, or (d) a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

                  (c) A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

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

                  (d) A Direct Rollover payment is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

          19.17   LIMITATIONS ON SPECIAL DISTRIBUTIONS OPTIONS.

                  (a) Notwithstanding the provisions of the immediately preceding Section entitled Special Distribution Option, the amount which may be paid directly to the trustee of another eligible retirement plan under such Section shall be no less than the smaller of $500 or the total amount of the eligible rollover distribution which would otherwise by includible in the Participant's taxable income; and no amount shall be so paid unless the amount of such distributions in any calendar year which are otherwise eligible for such payment are reasonably expected to total $200 or more.

                  (b)   The Employer  shall  provide   notice  of  the   special
      distribution option described in the preceding Section to the Participant in accordance with rules prescribed by the Internal Revenue Service.

          19.18 PAYMENT OF ADMINISTRATIVE FEES. The Trustee charges an administrative fee with respect to each loan, withdrawal or distribution under the Plan. Notwithstanding any provision of the Plan or Trust to the contrary, this fee will be deducted from the amount payable with respect to the loan, withdrawal or distribution to which the fee relates.


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